UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21593

Kayne Anderson MLP/Midstream Investment Company

(Exact name of registrant as specified in charter)

811 Main Street, 14th Floor, Houston, Texas	77002
(Address of principal executive offices)	(Zip code)

David Shladovsky, Esq.

KA Fund Advisors, LLC, 811 Main Street, 14th Floor, Houston, Texas 77002

(Name and address of agent for service)

Registrant’s telephone number, including area code: (713) 493-2020

Date of fiscal year end: November 30, 2018

Date of reporting period: November 30, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.    Reports to Stockholders.

The report of Kayne Anderson MLP/Midstream Investment Company (the “Registrant”) to stockholders for the fiscal year ended November 30, 2018 is attached below.

MLP/Midstream Investment Company

KYN Annual Report

November 30, 2018

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS:    This report of Kayne Anderson MLP/Midstream Investment Company (the “Company”) contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Company’s historical experience and its present expectations or projections indicated in any forward-looking statements. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; master limited partnership (“MLP”) industry risk; leverage risk; valuation risk; interest rate risk; tax risk; and other risks discussed in the Company’s filings with the Securities and Exchange Commission (“SEC”). You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to update or revise any forward-looking statements made herein. There is no assurance that the Company’s investment objectives will be attained.

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

ADOPTION OF AN OPTIONAL DELIVERY METHOD FOR SHAREHOLDER REPORTS

Rule 30e-3 Notice

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of Kayne Anderson MLP/Midstream Investment Company’s (the “Company” or “KYN”) annual and semi-annual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Company or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Company’s website (www.kaynefunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Company or your financial intermediary electronically by calling the Company at 1-877-657-3863 or contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling the Company at 1-877-657-3863 or contacting your financial intermediary. Your election to receive reports in paper will apply to all funds managed by KA Fund Advisors, LLC or held with your financial intermediary.

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

LETTER TO STOCKHOLDERS

January 23, 2019

Dear Fellow Stockholders:

Earlier this month, I announced that I plan to step down as CEO this summer, so this will be my fifteenth and final annual letter to stockholders. I am transitioning into a new role at Kayne Anderson, serving as Vice Chairman of the firm and a member of its Executive Committee. I am pleased to have served the stockholders of KYN for the last 15 years and proud of what we have accomplished. Furthermore, I believe the Company is very well positioned to execute on its business plan for many years to come — achieving high after-tax total returns by investing in MLPs and Midstream Companies.

When I think back to KYN’s first annual letter — which I wrote in January 2005 — it is amazing to think about how much the domestic energy sector has changed. The development of unconventional resources, or the “Shale Revolution” as we often call it, impacted the American energy industry and the broader economy in ways that were almost unimaginable 15 years ago. The most attention-grabbing statistic, arguably, is the growth in domestic crude oil production. Production has grown by more than 100% since 2004, and currently the United States produces more oil than any other country in the world. While growth in domestic production of natural gas and natural gas liquids, or NGLs, does not attract as many headlines, those statistics are equally impressive. Largely as a result of the Shale Revolution, the market backdrop today could not be more different than it was in 2005. In the mid-2000s, domestic production had declined for several decades and was believed to be in terminal decline. As a result, the United States had become increasingly reliant on imports to satisfy its growing demand — a trend that was expected to continue. Today, domestic production is at an all-time high (with more growth projected), and the United States now exports a growing amount of its production to the rest of the world. America has changed from being dependent on other countries to satisfy its energy needs to being one of the world’s leading suppliers of energy commodities. It has been an incredibly eventful 15-year period!

Midstream MLPs were instrumental in enabling this production growth — the Shale Revolution would not have been nearly as “revolutionary” if the MLP industry were not there to build the pipelines, terminals, processing plants, fractionators and countless other logistics assets that ensured these products flowed from the wellhead to the end user. The ingenuity and resourcefulness of the sector’s management teams to respond to this incredibly dynamic environment is impressive as is the attractiveness of the MLP structure, which helped these companies raise the capital needed to fund this multi-decade build-out of midstream assets.

Undoubtedly, you realize that the last four years have been very challenging for the MLP space. Many MLP management teams made mistakes and took actions that caused many investors to lose confidence in the structure — as we have discussed extensively in recent annual letters. That said, as we will review in this year’s letter, tremendous progress has been made over the last few years, and today’s MLP sector is very different from the one of five years ago. We believe the sector has taken the right steps to improve its financial health and address many investor concerns. Further, we believe MLPs are attractively valued and well positioned to generate strong returns for investors.

In addition to MLPs, it is important to include Midstream Companies in any discussion involving the domestic midstream industry. As a result of many “simplification transactions” (more on this topic in a bit), an increasing amount of midstream assets are held by entities structured as taxable corporations. This is very different than the midstream landscape a few years ago, when most midstream assets were held by entities structured as MLPs. In response to this trend, we changed KYN’s name during fiscal 2018 to “Kayne Anderson MLP/Midstream Investment Company” to ensure that the Company had the flexibility to invest in securities issued by all companies that own midstream assets, regardless of their corporate structure. As of year-end 2018, 26% of the Company’s portfolio was invested in equity securities of Midstream Companies compared to just 5% five years ago. While we expect the majority of KYN’s portfolio to continue to be invested in equity securities issued by MLPs, we believe that Midstream Companies will also be a key piece of the Company’s portfolio.

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

LETTER TO STOCKHOLDERS

Before turning to KYN’s performance during fiscal 2018, I would like to comment on recent market volatility. Both the broader equity markets as well as the energy markets have been extremely volatile over the last few months. Crude oil prices declined by almost 45% this fall and MLPs declined by over 25% from their August highs. Fortunately, both have started to recover — with MLPs up 15% from their December lows. We enter 2019 with many questions, including the state of the domestic economy, as well as the potential impact of a trade war between the U.S. and China. It is likely that volatility levels will remain elevated — that is the world we live in today. Fortunately, the Company is well positioned to deal with this environment. Our leverage ratios are near target levels, providing a buffer against the impact of stock price declines. As has been the case since inception, our investment process is focused on delivering attractive returns over multi-year periods, not reacting to day-to-day price swings.

Performance Review

The Company performed well in fiscal 2018 and was the best performer among peer closed-end funds. We primarily measure the Company’s performance based on its Net Asset Value Return, which is equal to the change in net asset value per share plus cash distributions paid during the period (assuming reinvestment through our dividend reinvestment program). For fiscal 2018, the Company’s Net Asset Value Return was 14.2%. During the same period, the total return for the AMZ was 1.2% and the average of our peer closed-end funds was 2.4%. Of note, our performance, like that of other taxable closed-end funds, benefited from the enactment of the Tax Cuts and Jobs Act. Specifically, the reduction in the federal corporate tax rate from 35% to 21% reduced our deferred tax liability by $1.84 per share (an 11% increase in NAV). We also performed quite well when looking at the Company’s Market Return (share price change plus reinvested dividends), which was 14.8% for fiscal 2018. We are pleased to have generated best-in-class returns on both a share price basis and an NAV basis during the year.

In response to the Company’s projection for net distributable income, or NDI, in calendar year 2019, which has been negatively impacted by the simplification transactions announced during 2018, the Company’s Board of Directors decided at our December board meeting to reduce the monthly distribution from $0.15 per share ($0.45 per share on a quarterly basis) to $0.12 per share ($0.36 per share on a quarterly basis) starting with the distribution that will be paid at the end of this month. Given our view that the majority of material simplification transactions have been announced, we felt it was the appropriate time to reset the distribution to a level that is in line with our revised NDI projections. At the same time that the new distribution was announced, we provided guidance that we intend to maintain this distribution level for the 12-month period ending December 31, 2019. Going forward, each December we intend to reassess our distribution level in light of our NDI and provide distribution guidance for the next twelve months. We understand that our distribution is a key piece of the value proposition for our investors, and the goal of this policy is to provide more visibility for our investors while ensuring that we maintain a distribution that is supported by the NDI generated from our portfolio investments.

Changing Midstream Landscape

The most impactful trend in the midstream industry over the last few years has been the simplification transactions between MLPs and Midstream Companies, a topic we have covered in great detail in prior annual letters. These transactions have come in three principal varieties: a roll-up of a subsidiary MLP into its parent, often a Midstream Company; the purchase of the general partner and incentive distribution rights, or IDRs, by an MLP from its parent; and the merger of two affiliate MLPs that share the same general partner. This trend continued in 2018, with several large simplifications taking place, including Energy Transfer’s roll-up of its MLP into its general partner, the roll up of Williams Partners by Williams and the roll-up of Spectra Energy Partners and Enbridge Energy Partners into Enbridge Inc. There were a half dozen other simplification transactions announced or completed during 2018, but rather than recap all of these transactions, we want to take a step back and review these transactions in the context of the broader changes that have been occurring in the sector over the last several years.

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

LETTER TO STOCKHOLDERS

Since Kinder Morgan completed the roll-up of its MLPs in November 2014, over 30 MLPs have pursued simplification transactions. These transactions have been good for the sector in that they have eliminated IDRs for the vast majority of MLPs and, as a consequence, created better economic alignment between general partners and limited partners. At the same time, however, most of these transactions were accomplished by the lower-yielding entity purchasing the higher-yielding entity, which resulted in “back-door” distribution cuts for the unitholders of the acquired MLP.

In hindsight, it is easier to see that these simplification transactions were one facet of a broader shift in the midstream sector. As some MLPs pursued simplification transactions, others reduced their distributions or either slowed or stopped distribution growth. The effect of all of these actions is to preserve more internally generated cash flow in order for it to be used to reduce leverage and fund capital expenditures. Similar to what we have seen in the upstream sector, investors have been demanding more capital discipline from companies in the midstream sector. This trend has manifested itself through a more challenging capital markets environment in which it has become much more difficult to issue new common equity. As a result, companies have responded by retaining more internally generated cash flow, as well as pursuing a combination of asset sales, partnering with other companies on projects, structured or preferred financing and (hopefully) eliminating marginal growth projects.

While painful at times for equity holders, these changes are good for the midstream industry over the longer term. Today companies are much healthier, with stronger balance sheets and higher distribution coverage ratios than they had in 2014. Further, a substantial majority of midstream assets are held either by Midstream Companies or MLPs that have eliminated their IDRs, which is very different from a few years ago when IDRs were much more prevalent.

Admittedly, this transformation has taken a toll on investors in the short term, including KYN. Given the large number of back-door distribution cuts from simplifications, along with a few distribution cuts by large MLPs, current distributions being paid to MLP unitholders are well below where they were at the peak in 2014. For example, a portfolio that tracked the Alerian MLP Index, or AMZ, would have experienced a 29% decline in distributions from the fourth quarter of 2014 to today. For long-time MLP unitholders, this decline in distributions was a particularly bitter pill to swallow because many of the simplification transactions that contributed to this reduction also resulted in a tax bill for these investors.

Midstream Industry Update

In last year’s letter, we predicted that 2018 would be the year that we would see volume growth and new projects going into service translate into strong financial results for MLPs and Midstream Companies, and that certainly came to pass. It has been a year of record earnings for the industry, exceeding even the most bullish estimates, including ours. Domestic crude oil production growth also exceeded expectations during 2018, surpassing the previous record set in 1970. This time last year, the U.S was producing approximately 10.0 million barrels per day. Currently, domestic production is estimated to be around 11.9 million barrels per day, and the EIA is projecting that the U.S. will exit 2019 at approximately 12.2 million barrels per day. It is worth pointing out that just 12 months ago, the EIA was projecting that the U.S would exit 2019 at 11.0 million barrels per day of production.

During 2018, crude oil prices averaged $65 per barrel, but at the end of the year, prices fell sharply as concerns of oversupply from (a) greater than expected U.S. production and (b) higher-than-expected production levels from OPEC coincided with concerns of a slowing global economy and weaker-than-expected demand growth. After falling to the low $40s (a decline of over $30 per barrel), oil prices have recovered and are currently in the low $50 per barrel area.

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

LETTER TO STOCKHOLDERS

This recent volatility highlights how sensitive oil prices are to domestic production levels in a world where improving drilling and completion technologies have enabled U.S. upstream companies to grow production to levels that were not thought possible just a few years ago. It is amazing to think that domestic crude production was at 5.4 million barrels per day when I wrote my first annual letter in January 2005 (and had declined in 27 out of the previous 35 years), and that now the U.S. has surpassed Russia and Saudi Arabia to be the top producer of oil in the world. Equally amazing is the fact that U.S. exports of crude oil averaged 2.0 million barrels per day to world markets during 2018. Until as recently as December 2015, it was against the law to export oil from the U.S.! The world has certainly changed since 2005, when the biggest concern was how to reduce the country’s dependence on imports of foreign oil.

The same phenomenon has occurred in natural gas and NGLs production as well — both are also at record levels. The U.S. is now exporting 2.9 billion cubic feet per day of liquefied natural gas, or LNG, which is expected to continue to grow. Cheniere Energy Partners currently exports the substantial majority of this domestic LNG from its Sabine Pass facility. Interestingly, when this MLP went public in 2007, this facility was under construction and was being built to import LNG — just another data point that illustrates the transformation in the energy industry as a result of the Shale Revolution.

Growth in domestic NGL production, which has more than doubled since 2011, has revitalized the domestic petrochemical industry. Plentiful supply and competitive prices have positioned the Gulf Coast as one of the lowest cost producers of petrochemicals in the world. As domestic production has increased, the U.S. has become one of the largest exporters of NGLs in the world, as production levels far outstrip domestic demand. To help put in perspective how important exports of NGLs are to balance the market, we expect that over one-third of domestic NGL production will be exported in 2019.

Midstream MLPs and Midstream Companies own the pipelines, terminals and docks that make exports of these commodities possible, and more infrastructure will be needed to accommodate expected production growth. As a result, we believe that the midstream sector is well positioned to grow cash flows over the next few years.

While the Shale Revolution has unquestionably changed the domestic energy industry, in many instances the production growth over the last 15 years has not translated into attractive returns for the companies’ stockholders. As a result, investors are demanding companies — in all facets of the energy industry — change the way they do business. In particular, investors want companies to pivot away from a “growth at all costs” mindset to one that is focused on capital efficiency and return on capital employed. We echo this sentiment. While this may slow the rate of growth of cash flow and cash distributions, it should make activity levels more sustainable, help stabilize commodity prices, and help dampen the industry’s “boom and bust” cycles. I think it is worth noting that the midstream industry has historically been more disciplined than its upstream peers. We believe the MLP structure, which requires a majority of the free cash flow be paid to investors in the form of quarterly distributions, helped instill this discipline.

Before reviewing our outlook for fiscal 2019, it is also important to point out some of the challenges the sector faces. Currently, one of the biggest impediments to development in the midstream sector is growing opposition to fossil fuels. Over the last few years, environmental groups have increasingly targeted pipeline construction under the theory that if natural gas and oil cannot get to market, it will not get drilled and produced, and their tactics have become increasingly sophisticated. We have seen challenges to pipelines at local, state and federal levels in the courts, from challenging FERC and Army Corps procedures to questioning the propriety of a local air or water permit. These tactics have worked and caused meaningful delays and cost increases for many pipeline projects. Further, environmental groups have been active on the legislative front with ballot initiatives to curb oil and gas development. In Colorado, for example, a proposal to increase setbacks from occupied buildings made the ballot that would have had a material impact on oil and gas development in Colorado. Although the initiative failed, we expect more attempts like this in Colorado and elsewhere. This is the new world order, and in order to navigate it, the energy industry needs to rigidly adhere to existing regulations and procedures, prioritize safety and environmental stewardship and look for ways to compromise where possible in order to gain support from concerned citizens.

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

LETTER TO STOCKHOLDERS

Outlook

Our outlook for the midstream industry for the next few years is very positive. We believe MLPs and Midstream Companies are attractively valued and well positioned to generate strong returns for investors. The operating environment for the sector is robust, with continued volume growth driving improved financial results. Further, the sector’s transformation is largely complete, as we believe that most of the material simplification transactions have already been announced. If commodity prices were to fall back to their December lows, and activity levels slow more than expected, the midstream sector — with lower leverage levels and higher distribution coverage ratios — is very well positioned to deal with this scenario.

In response to the recent decline in commodity prices since early October, we expect upstream companies to moderate their spending levels during 2019. We believe the upstream sector is listening carefully to investor demands that companies spend within cash flows. Even after taking these lower spending levels into account, we expect domestic production to continue to grow this year. Importantly, we believe that oil prices in the mid $50 per barrel area (very close to where we are today) is a “goldilocks price” for domestic production growth — not too slow, not too fast.

In addition to a supportive fundamental outlook, we believe that midstream valuations are very attractive. Let me provide some facts that support our thesis: The companies in KYN’s portfolio (on a weighted average basis) trade a multiple of 11x Enterprise Value to 2019 EBITDA, have a current yield of 7.4% and a distribution coverage ratio of 1.4x. We anticipate distribution growth rates on KYN’s portfolio investments will average 5% to 7% over the next few years. Further, over half of the portfolio is invested in companies with an investment grade credit rating, and the companies in KYN’s portfolio have an average debt to 2019 EBITDA ratio of 4.1x. In our opinion, this is an impressive combination of attractive valuations, nice yields and high quality balance sheets.

We appreciate your investment in the Company and know that the downturn over the last few years has not been a pleasant experience. We believe the midstream sector will continue to perform well operationally, and that stock prices will eventually begin to better reflect the value of these businesses — leading to strong returns. For these reasons, we believe that patient long-term investors in the Company will be rewarded with very attractive returns over the next three to five years.

On a personal note, I would like to thank the employees of Kayne Anderson, the Board of Directors of the Company and, most importantly, our investors for 15 wonderful years as CEO. I look forward to continuing as chairman of the board for the next year and a half and am excited about my new role at Kayne Anderson. The Board of Directors and I have complete confidence in Jim Baker, who has been my colleague for 22 years, and we are certain when he steps up to the role of CEO in June the Company will be in good hands as it continues to execute on its business plan of achieving high after-tax total returns by investing in MLPs and other Midstream Companies. We invite you to visit our website at www.kaynefunds.com for the latest updates.

Sincerely,

Kevin S. McCarthy

Chairman of the Board of Directors

and Chief Executive Officer

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

PORTFOLIO SUMMARY

(UNAUDITED)

Portfolio of Long-Term Investments by Category

November 30, 2018	November 30, 2017

Top 10 Holdings by Issuer

		Percent of Long-Term Investments as of November 30,
Holding	Category	2018	2017

1. Enterprise Products Partners L.P.	Midstream MLP	13.3%	14.7%

2. Energy Transfer LP(1)	Midstream MLP	10.6	9.9

3. ONEOK, Inc.	Midstream Company	8.8	6.8

4. The Williams Companies, Inc.(2)	Midstream Company	8.1	9.2

5. MPLX LP(3)	Midstream MLP	7.3	7.9

6. Western Gas Partners, LP(4)	Midstream MLP	5.7	5.2

7. Plains All American Pipeline, L.P.(5)	Midstream MLP	5.7	5.1

8. Buckeye Partners, L.P.	Midstream MLP	5.0	4.0

9. Targa Resources Corp.	Midstream Company	5.0	4.4

10. Magellan Midstream Partners, L.P.	Midstream MLP	3.7	3.9

(1)

On October 19, 2018, Energy Transfer Equity, L.P. (“ETE”) and Energy Transfer Partners, L.P. (“ETP”) completed their previously announced unit-for-unit merger, in which ETE acquired ETP. Upon closing of the merger, ETE changed its name to Energy Transfer LP. As of November 30, 2017, our ownership of ETP and ETE represented 9.2% and 0.7% of long-term investments, respectively.

(2)

On August 10, 2018, The Williams Companies, Inc. (“WMB”) and Williams Partners L.P. (“WPZ”) completed their previously announced stock-for-unit merger. As of November 30, 2017, we did not own any WMB, and our ownership of WPZ represented 9.2% of long-term investments.

(3)	Includes our ownership of MPLX LP common and preferred units.

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

PORTFOLIO SUMMARY

(UNAUDITED)

(4)

On November 8, 2018, Western Gas Partners, LP (“WES”) and Western Gas Equity Partners, LP (“WGP”) announced that they entered into an agreement for WGP to acquire all of the publicly held common units of WES in a unit-for-unit exchange. As of November 30, 2018 and 2017, we did not own any WGP units.

(5)

Does not include our ownership of Plains GP Holdings, L.P. (“PAGP”) and Plains AAP, L.P. (“PAGP-AAP”), which are affiliates. On a combined basis, our holdings in Plains All American Pipeline L.P. (“PAA”), PAGP and PAGP-AAP were 6.8% of long-term investments as of November 30, 2018, and our holdings in PAA, PAGP and PAGP-AAP were 5.9% of long-term investments as of November 30, 2017.

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

Company Overview

Kayne Anderson MLP/Midstream Investment Company (“KYN”) is a non-diversified, closed-end fund that commenced operations in September 2004. Our investment objective is to obtain a high after-tax total return by investing at least 85% of our total assets in energy-related master limited partnerships and their affiliates (“MLPs”) and in other companies that operate assets used in the gathering, transporting, processing, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined petroleum products or coal (collectively with MLPs, “Midstream Energy Companies”). Throughout this report we will refer to “Midstream Companies”, which we consider to be companies that own and operate midstream assets and are not treated as partnerships for federal income tax purposes.

On August 6, 2018, we completed our merger with Kayne Anderson Energy Development Company (“KED”). Pursuant to the terms of the merger agreement approved by stockholders of KED, we acquired all of the net assets of KED ($208 million) in exchange for an equal net asset value of newly issued KYN common stock (10.4 million shares). Our results of operations for the three months and fiscal year ended November 30, 2018 are not directly comparable to prior periods as these results include income and earnings associated with assets acquired in connection with the merger (included as of the date such merger was completed). See Note 1 — Organization.

As of November 30, 2018, we had total assets of $3.5 billion, net assets applicable to our common stockholders of $2.1 billion (net asset value of $16.37 per share), and 126.2 million shares of common stock outstanding.

Our investments are principally in equity securities issued by MLPs and other Midstream Energy Companies, but we also may invest in debt securities of MLPs and other Midstream Energy Companies. As of November 30, 2018, we held $3.5 billion in equity investments and no debt investments.

Recent Events

January, February and March Distributions and Guidance for 2019

On December 17, 2018, we announced a monthly distribution of $0.12 per share for each of January, February and March of 2019. This distribution was a reduction of $0.03 per share from the prior monthly rate of $0.15 per share.

Over the past two years, there has been an ongoing trend of MLPs streamlining their ownership structures through “simplification transactions.” These transactions were designed to eliminate conflicts, strengthen balance sheets and improve distribution coverage ratios. While these transactions have accomplished those goals, they also have had the effect of materially reducing our net distributable income (“NDI”). During our fourth fiscal quarter, this activity accelerated, as several more of these simplifications were announced. Once these transactions are completed, we believe the midstream sector will be substantially finished with the simplification process. As a result, we have much better visibility as to what our NDI will be in 2019. In light of this, the Board of Directors elected to reduce the monthly distribution to $0.12 per share with respect to the January, February and March 2019 distributions. This distribution level is in line our projected NDI over the next 12 months, after giving effect to all of the transactions that have been announced or are expected to be announced in the near term.

We plan to maintain the monthly distribution of $0.12 per share for the next 12 months (through the distribution to be paid in December 2019). To the extent there is a material change in projected NDI for 2019, the Board of Directors will reassess the distribution level at such time. We also plan to reassess the distribution level each December and provide guidance for the following 12 months.

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

Results of Operations — For the Three Months Ended November 30, 2018

Investment Income.    Investment income totaled $11.6 million for the quarter. We received $65.6 million of dividends and distributions, of which $48.1 million was treated as return of capital and $5.9 million was treated as distributions in excess of cost basis. We also received $0.9 million of paid-in-kind dividends during the quarter, which are not included in investment income, but are reflected as unrealized gains.

Operating Expenses.    Operating expenses totaled $24.6 million, including $12.7 million of investment management fees, $7.9 million of interest expense, $3.2 million of preferred stock distributions and $0.8 million of other operating expenses. Interest expense includes $0.4 million of non-cash amortization of debt issuance costs. Preferred stock distributions include $0.2 million of non-cash amortization.

Net Investment Loss.    Our net investment loss totaled $9.2 million and included a current tax benefit of $8.7 million and a deferred tax expense of $4.9 million.

Net Realized Gains.    We had net realized gains from our investments of $9.0 million, consisting of realized gains from long term investments of $13.7 million, a current tax expense of $13.4 million and a deferred tax benefit of $8.7 million.

Net Change in Unrealized Gains.    We had a net decrease in our unrealized gains of $328.5 million. The net change consisted of a $427.6 million decrease in unrealized gains on investments and a deferred tax benefit of $99.1 million.

Net Decrease in Net Assets Resulting from Operations.    We had a net decrease in net assets resulting from operations of $328.7 million. This decrease was comprised of a net investment loss of $9.2 million, net realized gains of $9.0 million and a net decrease in unrealized gains of $328.5 million, as noted above.

Results of Operations — For the Fiscal Year Ended November 30, 2018

Investment Income. Investment income totaled $25.4 million for the fiscal year and consisted of net dividends and distributions on our investments. We received $257.9 million of dividends and distributions, of which $214.3 million was treated as return of capital and $18.2 million was treated as distributions in excess of cost basis. Return of capital for the year was increased by $7.0 million due to 2017 tax reporting information that we received in fiscal 2018. We also received $9.3 million of paid-in-kind dividends during the fiscal year, which are not included in investment income, but are reflected as an unrealized gain.

Operating Expenses. Operating expenses totaled $94.0 million, including $49.1 million of investment management fees (net of $0.1 million investment management fee waiver), $29.0 million of interest expense, $12.3 million of preferred stock distributions and $3.6 million of other operating expenses. Interest expense includes $1.7 million of non-cash amortization of debt issuance costs. Preferred stock distributions include $0.8 million of non-cash amortization. Other operating expenses included $0.2 million of merger related expenses.

Net Investment Loss. Our net investment loss totaled $53.1 million and included a current tax benefit of $31.8 million and a deferred tax expense of $16.3 million.

Net Realized Gains. We had net realized gains from our investments of $168.5 million, consisting of realized gains from long term investments of $224.8 million, a current tax expense of $115.7 million and a deferred tax benefit of $59.4 million.

Net Change in Unrealized Gains. We had a net increase in our unrealized gains of $113.4 million. The net change consisted of a $103.2 million decrease in our unrealized gains on investments, and a deferred tax benefit of $216.6 million (primarily as a result of the decrease in corporate tax rate from 2017 tax reform).

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

Net Increase in Net Assets Resulting from Operations. We had an increase in net assets resulting from operations of $228.8 million. This increase was comprised of a net investment loss of $53.1 million, net realized gains of $168.5 million and a net increase in unrealized gains of $113.4 million, as noted above.

Distributions to Common Stockholders

Our distributions are funded generally by net distributable income (“NDI”) generated from our portfolio investments. NDI is the amount of income received by us from our portfolio investments less operating expenses, subject to certain adjustments as described below. NDI is not a financial measure under the accounting principles generally accepted in the United States of America (“GAAP”). Refer to the “Reconciliation of NDI to GAAP” section below for a reconciliation of this measure to our results reported under GAAP.

Income from portfolio investments includes (a) cash dividends and distributions, (b) paid-in-kind dividends received (i.e., stock dividends), (c) interest income from debt securities and commitment fees from private investments in public equity (“PIPE investments”) and (d) net premiums received from the sale of covered calls.

Operating expenses include (a) investment management fees paid to our investment adviser (KAFA), (b) other expenses (mostly comprised of fees paid to other service providers), (c) interest expense and preferred stock distributions and (d) current and deferred income tax expense/benefit on net investment income/loss.

Net Distributable Income (NDI)

(amounts in millions, except for per share amounts)

	Three Months Ended November 30, 2018(1)	Fiscal Year Ended November 30, 2018(1)
Distributions and Other Income from Investments
Dividends and Distributions(2)	$65.6	$257.9
Paid-In-Kind Dividends(2)	0.9	9.3

Total Distributions and Other Income from Investments	66.5	267.2
Expenses
Net Investment Management Fee	(12.7)	(49.1)
Other Expenses(3)	(0.9)	(3.4)
Interest Expense	(7.6)	(28.2)
Preferred Stock Distributions	(3.0)	(11.5)
Income Tax Benefit, net	3.9	15.5

Net Distributable Income (NDI)	$46.2	$190.5

Weighted Shares Outstanding(4)	126.1	118.7
NDI per Weighted Share Outstanding	$0.366	$1.605

Adjusted NDI per Weighted Share Outstanding(5)	$0.369	$1.605

Distributions per Common Share(6)	$0.390	$1.740

	Quarterly Rate
Distribution Guidance per Common Share for 2019(7)	$0.36

(1)

NDI for the three months and fiscal year ended November 30, 2018, includes income and expenses associated with assets acquired in connection with our merger with KED (included as of August 6, 2018, the date such merger was completed).

(2)	See Note 2 — Significant Accounting Policies to the Financial Statements for additional information regarding paid-in-kind and non-cash dividends and distributions.

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

(3)	For the fiscal year ended November 30, 2018, excludes $0.2 million of one-time merger related expenses.

(4)	Weighted shares outstanding for the fiscal year reflects 10.4 million of new KYN shares issued August 6, 2018 in connection with our merger with KED.

(5)

The income tax benefit for the second quarter of fiscal 2018 included a $1.6 million increase attributable to a change made to our return of capital estimate for 2017 (the “Return of Capital Adjustment”) as a result of tax reporting information related to 2017 received during fiscal 2018. For purposes of calculating Adjusted NDI, we allocated the income tax benefit related to our Return of Capital Adjustment equally to each quarter in 2018 ($1.6 million adjustment in aggregate; $0.4 million quarterly adjustment).

(6)

For the three months ended November 30, 2018, consists of distributions paid, or to be paid, December 31, 2018, January 31, 2019 and February 28, 2019. For the fiscal year ended November 30, 2018, consists of quarterly distributions paid April 20, 2018 and July 13, 2018, and monthly distributions paid, or to be paid, September 28, 2018, October 31, 2018, November 30, 2018, December 31, 2018, January 31, 2019 and February 28, 2019.

(7)	Based on a monthly distribution of $0.12 per common share ($1.44 per common share annualized).

Payment of future distributions is subject to Board of Directors approval, as well as meeting the covenants on our debt agreements and terms of our preferred stock. The Company has provided guidance on the expected distribution level for 2019 (monthly distribution rate of $0.12 per common share). The Company plans to reassess its distribution level each December and provide guidance for the following twelve months. In determining this amount, management and the Board of Directors gives a significant amount of consideration to the NDI the portfolio is expected to generate during the twelve month guidance period.

Reconciliation of NDI to GAAP

The difference between distributions and other income from investments in the NDI calculation and total investment income as reported in our Statement of Operations is reconciled as follows:

•

GAAP recognizes that a significant portion of the cash distributions received from MLPs is characterized as a return of capital and therefore excluded from investment income, whereas the NDI calculation includes the return of capital portion of such distributions.

•

GAAP recognizes distributions received from MLPs that exceed the cost basis of our securities to be realized gains and are therefore excluded from investment income, whereas the NDI calculation includes these distributions.

•

NDI includes the value of paid-in-kind dividends and distributions, whereas such amounts are not included as investment income for GAAP purposes, but rather are recorded as unrealized gains upon receipt.

•

NDI includes commitment fees from PIPE investments, whereas such amounts are generally not included in investment income for GAAP purposes, but rather are recorded as a reduction to the cost of the investment.

•

We may hold debt securities from time to time. Certain of our investments in debt securities may be purchased at a discount or premium to the par value of such security. When making such investments, we consider the security’s yield to maturity, which factors in the impact of such discount (or premium). Interest income reported under GAAP includes the non-cash accretion of the discount (or amortization of the premium) based on the effective interest method. When we calculate interest income for purposes of determining NDI, in order to better reflect the yield to maturity, the accretion of the discount (or amortization of the premium) is calculated on a straight-line basis to the earlier of the expected call date or the maturity of the debt security.

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

•

We may sell covered call option contracts to generate income or to reduce our ownership of certain securities that we hold. In some cases, we are able to repurchase these call option contracts at a price less than the call premium that we received, thereby generating a profit. The premium we receive from selling call options, less (i) the premium that we pay to repurchase such call option contracts and (ii) the amount by which the market price of an underlying security is above the strike price at the time a new call option is written (if any), is included in NDI. For GAAP purposes, premiums received from call option contracts sold are not included in investment income. See Note 2 — Significant Accounting Policies for the GAAP treatment of option contracts.

The treatment of expenses included in NDI also differs from what is reported in the Statement of Operations as follows:

•

The non-cash amortization or write-offs of capitalized debt issuance costs, premiums on newly issued debt and preferred stock offering costs related to our financings is included in interest expense and distributions on mandatory redeemable preferred stock for GAAP purposes, but is excluded from our calculation of NDI.

•

For GAAP purposes, offering costs incurred related to the issuance of common stock reduce paid-in capital when stock is issued. Certain costs related to registration statements or shelf offerings may be written off once the registration statement or prospectus’ usefulness has expired. The non-cash amortization or write-off of these offering costs is included in operating expense for GAAP purposes, but is excluded from our calculation of NDI.

•

NDI also includes recurring payments (or receipts) on interest rate swap contracts or the amortization of termination payments on interest rate swap contracts entered into in anticipation of an offering of unsecured notes (“Notes”) or mandatory redeemable preferred stock (“MRP Shares”). The termination payments on interest rate swap contracts are amortized over the term of the Notes or MRP Shares issued. For GAAP purposes, these amounts are included in the realized gains/losses section of the Statement of Operations.

Liquidity and Capital Resources

At November 30, 2018, we had total leverage outstanding of $1,132 million, which represented 32% of total assets. Our current policy is to utilize leverage in an amount that represents approximately 25%-30% of our total assets. As a result of adverse market conditions in the fourth quarter, we ended the year with leverage slightly above target levels. Total leverage was comprised of $716 million of Notes, $39 million of borrowings outstanding under our unsecured revolving credit facility (the “Credit Facility”), $60 million outstanding under our unsecured term loan (the “Term Loan”) and $317 million of MRP Shares. At November 30, 2018, we did not have any borrowings outstanding under our unsecured revolving term loan (the “Revolving Term Loan”). At November 30, 2018, we had $4 million of cash and cash equivalents. As of January 18, 2019, we had total leverage outstanding of $1,093 million, which represented 31% of total assets. As of this date, we had $60 million of borrowings outstanding under our Term Loan and we had $6 million of cash and cash equivalents.

Our Credit Facility has a 364-day term, maturing on February 15, 2019 and a total commitment amount of $150 million. The interest rate on outstanding loan balances may vary between LIBOR plus 1.30% and LIBOR plus 1.95%, depending on our asset coverage ratios. We pay a fee of 0.20% per annum on any unused amounts of the Credit Facility. We have initiated a process to renew this facility prior to its maturity date and expect to complete this renewal process in early February. As a part of this process, we intend to increase the size of this facility in connection with the maturity of our Revolving Term Loan.

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

Our Revolving Term Loan has a total commitment of $150 million and matures on February 18, 2019. Borrowings under the Revolving Term Loan bear interest at a rate of LIBOR plus 1.30%. Amounts borrowed under the Revolving Term Loan may be repaid and subsequently borrowed. We pay a fee of 0.25% per annum on any unused amounts of the Revolving Term Loan.

In connection with our merger with KED, we assumed KED’s $60 million Term Loan. The Term Loan matures on August 11, 2021. The interest rate on $30 million of the Term Loan is fixed at a rate of 3.06% and the interest rate on the remaining $30 million is LIBOR plus 1.50%. Amounts repaid under the Term Loan cannot be reborrowed.

At November 30, 2018, we had $716 million of Notes outstanding that mature between 2019 and 2025 and we had $317 million of MRP Shares outstanding that are subject to mandatory redemption between 2020 and 2022. We have $75 million of Notes that mature in April 2019, $15 million of Notes that mature in May 2019, and $30 million of Notes that mature in July 2019. We expect to have sufficient capacity on our upsized credit facility to refinance these borrowings. We may also look to refinance these borrowings with the issuance of additional Notes at some point in the latter part of 2019 or in 2020. As a part of the merger, KED preferred stockholders were issued an equivalent number of new KYN Series K MRP Shares ($25 million liquidation value) with terms identical to their previously held KED Series A MRP Shares. Series K MRP Shares pay quarterly dividends at a rate of 3.37% per annum and mature on April 10, 2020.

At November 30, 2018, our asset coverage ratios under the Investment Company Act of 1940, as amended (the “1940 Act”), were 392% for debt and 283% for total leverage (debt plus preferred stock). As of January 18, 2019, our asset coverage ratios were 413% for debt and 293% for total leverage. Our target asset coverage ratio with respect to our debt is 400%. At times we may be above or below this target depending on market conditions as well as certain other factors, including our target total leverage asset coverage ratio of 300% and the basic maintenance amount as stated in our rating agency guidelines.

As of November 30, 2018, our total leverage consisted 94% of fixed rate obligations and 6% of floating rate obligations. At such date, the weighted average interest/dividend rate on our total leverage was 3.60%.

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2018

(amounts in 000’s)

Description	No. of Shares/Units	Value
Long-Term Investments — 167.7%
Equity Investments(1) — 167.7%
Midstream MLP(2) — 122.8%
Andeavor Logistics LP	919	$34,302
Antero Midstream Partners LP(3)	367	10,146
BP Midstream Partners LP	2,556	43,119
Buckeye Partners, L.P.(4)	5,852	172,980
CNX Midstream Partners LP	1,435	25,973
Cheniere Energy Partners, L.P.	1,552	58,484
Crestwood Equity Partners LP	1,387	41,197
DCP Midstream, LP	2,577	87,817
Dominion Midstream Partners, LP — Convertible Preferred Units(5)(6)(7)	631	23,333
Enable Midstream Partners, LP	1,913	25,522
Enbridge Energy Management, L.L.C.(8)(9)	2,557	27,870
Enbridge Energy Partners, L.P(9)	266	2,894
Energy Transfer LP	25,132	366,166
EnLink Midstream Partners, LP(10)	4,888	64,668
Enterprise Products Partners L.P.	17,579	461,446
EQT Midstream Partners, LP	502	23,932
Global Partners LP	1,166	20,155
Hess Midstream Partners LP	115	2,223
Magellan Midstream Partners, L.P.	2,125	128,547
MPLX LP	5,096	168,828
MPLX LP — Convertible Preferred Units(5)(6)(11)	2,255	83,585
Noble Midstream Partners LP	205	6,778
Phillips 66 Partners LP	965	45,247
Plains All American Pipeline, L.P.(4)	8,613	198,350
Plains GP Holdings, L.P.(4)	70	1,549
Plains GP Holdings, L.P. — Plains AAP, L.P.(4)(6)(12)	1,622	37,361
Shell Midstream Partners, L.P.	4,958	93,409
Spectra Energy Partners, LP(9)	1,487	53,918
Sprague Resources LP	476	8,475
Summit Midstream Partners, LP	1,623	19,945
Western Gas Partners, LP(13)	4,471	198,700

		2,536,919

Midstream Company — 43.0%
Antero Midstream GP LP(3)	861	12,751
Kinder Morgan, Inc.	1,749	29,852
ONEOK, Inc.	4,936	303,244
SemGroup Corporation	625	10,143
Tallgrass Energy, LP	3,726	79,586
Targa Resources Corp.	3,844	171,545
The Williams Companies, Inc.	11,120	281,565

		888,686

Shipping MLP — 1.6%
Capital Product Partners L.P. — Class B Units(5)(6)(14)	3,636	32,727

Other — 0.3%
Viper Energy Partners LP	239	7,183

Total Long-Term Investments (Cost — $2,956,328)		3,465,515

See accompanying notes to financial statements.

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2018

(amounts in 000’s)

Description	No. of Shares/Units	Value
Short-Term Investment — 0.1%
Money Market Fund — 0.1%
JPMorgan 100% U.S. Treasury Securities Money Market Fund - Capital Shares, 2.08%(15) (Cost — $1,714)	1,714	$1,714

Total Investments — United States — 167.8% (Cost — $2,958,042)		3,467,229

Debt		(815,000)
Mandatory Redeemable Preferred Stock at Liquidation Value		(317,000)
Current Income Tax Liability		(764)
Deferred Income Tax Liability		(260,142)
Other Liabilities in Excess of Other Assets		(8,054)

Net Assets Applicable to Common Stockholders		$2,066,269

(1)	Unless otherwise noted, equity investments are common units/common shares.

(2)	Includes limited liability companies and affiliates of master limited partnerships.

(3)

On October 9, 2018, Antero Midstream GP LP (“AMGP”) and Antero Midstream Partners LP (“AM”) announced that they entered into a definitive agreement for AMGP to acquire all of the outstanding AM common units. In connection with the transaction, AMGP will convert into a corporation and the combined entity will be renamed Antero Midstream Corporation (“New AM”). Under the terms of the agreement, AM unitholders will receive a combination of $3.415 in cash and 1.635 shares of New AM stock per AM unit owned.

(4)

The Company believes that it is an affiliate of Buckeye Partners, L.P. (“BPL”), Plains GP Holdings, L.P. (“PAGP”), Plains AAP, L.P. (“PAGP-AAP”) and Plains All American Pipeline, L.P. (“PAA”). See Note 5 — Agreements and Affiliations.

(5)	Fair valued security. See Notes 2 and 3 in Notes to Financial Statements.

(6)

The Company’s ability to sell this security is subject to certain legal or contractual restrictions. As of November 30, 2018, the aggregate value of restricted securities held by the Company was $177,006 (5.1% of total assets), which included $37,361 of Level 2 securities and $139,645 of Level 3 securities. See Note 7 — Restricted Securities.

(7)

On December 1, 2016, the Company purchased, in a private placement, Series A Convertible Preferred Units (“DM Convertible Preferred Units”) from Dominion Midstream Partners, LP (“DM”). The DM Convertible Preferred Units are senior to the common units in terms of liquidation preference and priority of distributions. On November 26, 2018, Dominion Energy (“D”) announced it had entered into a definitive agreement to acquire all outstanding DM common units that are not already owned by D. In connection with this transaction, the DM Convertible Preferred Units will be converted into DM common units at a conversion ratio determined in accordance with the terms of the partnership agreement of DM and that will result in a value to the Company of 140% of the liquidation preference of $26.40 per unit. The transaction is expected to close in the first quarter of 2019.

(8)	Dividends are paid-in-kind.

(9)

On December 17, 2018, Enbridge Inc. (“ENB”) completed its previously announced acquisition of Spectra Energy Partners, LP (“SEP”) in a stock-for-unit merger. On December 20, 2018, ENB, completed its previously announced acquisition of Enbridge Energy Partners, L.P. (“EEP”) and Enbridge Energy Management, L.L.C. (“EEQ”) with unitholders of EEP and stockholders of EEQ receiving ENB stock. As of November 30, 2018, the Company’s combined position in SEP, EEP and EEQ was $84,682.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2018

(amounts in 000’s)

(10)

On October 22, 2018, EnLink Midstream, LLC (“ENLC”) and EnLink Midstream Partners, LP (“ENLK”) announced that they entered into an agreement for ENLC to acquire all of the outstanding common units of ENLK not already owned by ENLC in a unit-for-unit exchange. Under the terms of the agreement, ENLK unitholders will receive 1.15 common units of the pro forma company, which will retain the name EnLink Midstream, LLC, for each ENLK unit held. The transaction is expected to close in the first quarter of 2019.

(11)

On May 13, 2016, the Company purchased, in a private placement, Series A Convertible Preferred Units (“MPLX Convertible Preferred Units”) from MPLX LP (“MPLX”). The MPLX Convertible Preferred Units are senior to the common units in terms of liquidation preference and priority of distributions and pay a quarterly distribution at the higher of (a) $0.528125 per unit or (b) the distribution that the MPLX Convertible Preferred Units would receive on an as converted basis. Holders of the MPLX Convertible Preferred Units may convert on a one-for-one basis to MPLX common units any time after May 13, 2019.

(12)

The Company’s ownership of PAGP-AAP is exchangeable on a one-for-one basis into either PAGP shares or PAA units at the Company’s option. The Company values its PAGP-AAP investment on an “as exchanged” basis based on the higher public market value of either PAGP or PAA. As of November 30, 2018, the Company’s PAGP-AAP investment is valued at PAA’s closing price. See Notes 3 and 7 in Notes to Financial Statements.

(13)

On November 8, 2018, Western Gas Partners, LP (“WES”) and Western Gas Equity Partners, LP (“WGP”) announced that they entered into an agreement for WGP to acquire all of the publicly held common units of WES in a unit-for-unit exchange. Under the terms of the agreement, WES unitholders will receive 1.525 WGP common units for each WES common unit held. The transaction is expected to close in the first quarter of 2019.

(14)

Class B Units are convertible on a one-for-one basis into common units of Capital Product Partners L.P. (“CPLP”) and are senior to the common units in terms of liquidation preference and priority of distributions (liquidation preference of $9.00 per unit). On November 27, 2018, CPLP and DSS Holdings L.P. (“DSS”), entered into a definitive agreement pursuant to which CPLP has agreed to spin off its crude and product tanker business into a separate publicly listed company, which will merge with DSS. In connection with this transaction, all of the Company’s CPLP Class B Units will be redeemed for cash at $9.00 per unit. The transaction is expected to close in the first quarter of 2019.

(15)	The rate indicated is the current yield as of November 30, 2018.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

STATEMENT OF ASSETS AND LIABILITIES

NOVEMBER 30, 2018

(amounts in 000’s, except share and per share amounts)

ASSETS

Investments at fair value:

Non-affiliated (Cost — $2,619,931)	$3,055,275

Affiliated (Cost — $336,397)	410,240

Short-term investments (Cost — $1,714)	1,714

Total investments (Cost — $2,958,042)	3,467,229

Cash	2,000

Deposits with brokers	252

Receivable for securities sold	12,888

Dividends and distributions receivable	519

Deferred credit facilities offering costs and other assets	1,005

Total Assets	3,483,893

LIABILITIES

Payable for securities purchased	1,254

Investment management fee payable	12,692

Accrued directors’ fees and expenses	188

Accrued expenses and other liabilities	14,588

Current income tax liability	764

Deferred income tax liability	260,142

Credit facility	39,000

Term loan	60,000

Unamortized term loan issuance costs	(326)

Notes	716,000

Unamortized notes issuance costs	(2,117)

Mandatory redeemable preferred stock, $25.00 liquidation value per share (12,680,000 shares issued and outstanding)	317,000

Unamortized mandatory redeemable preferred stock issuance costs	(1,561)

Total Liabilities	1,417,624

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$2,066,269

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS CONSIST OF

Common stock, $0.001 par value (126,202,954 shares issued and outstanding, 187,320,000 shares authorized)	$126

Paid-in capital	2,180,922

Accumulated net investment loss, net of income taxes, less dividends	(1,919,924)

Accumulated realized gains, net of income taxes	1,291,365

Net unrealized gains, net of income taxes	513,780

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$2,066,269

NET ASSET VALUE PER COMMON SHARE	$16.37

See accompanying notes to financial statements.

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

STATEMENT OF OPERATIONS

FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2018

(amounts in 000’s)

INVESTMENT INCOME
Income
Dividends and distributions:
Non-affiliated investments	$227,807
Affiliated investments	29,823
Money market mutual funds	240

Total dividends and distributions	257,870
Return of capital	(214,298)
Distributions in excess of cost basis	(18,167)

Total Investment Income	25,405

Expenses
Investment management fees, before fee waiver	49,211
Administration fees	1,131
Directors’ fees and expenses	566
Professional fees	533
Reports to stockholders	295
Merger expenses	209
Custodian fees	186
Insurance	144
Other expenses	519

Total Expenses — before fee waiver, interest expense, preferred distributions and taxes	52,794
Investment management fee waiver	(72)
Interest expense including amortization of offering costs	29,038
Distributions on mandatory redeemable preferred stock including amortization of offering costs	12,266

Total Expenses — before taxes	94,026

Net Investment Loss — Before Taxes	(68,621)
Current income tax benefit	31,829
Deferred income tax expense	(16,353)

Net Investment Loss	(53,145)

REALIZED AND UNREALIZED GAINS (LOSSES)
Net Realized Gains (Losses)
Investments — non-affiliated	217,360
Investments — affiliated	7,459
Current income tax expense	(115,684)
Deferred income tax benefit	59,435

Net Realized Gains	168,570

Net Change in Unrealized Gains (Losses)
Investments — non-affiliated	(73,586)
Investments — affiliated	(29,640)
Deferred income tax benefit	216,600

Net Change in Unrealized Gains	113,374

Net Realized and Unrealized Gains	281,944

NET INCREASE IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM OPERATIONS	$228,799

See accompanying notes to financial statements.

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

STATEMENT OF CHANGES IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS

(amounts in 000’s, except share amounts)

	For the Fiscal Year Ended November 30,
	2018		2017
OPERATIONS
Net investment loss, net of tax(1)	$(53,145)		$(51,378)
Net realized gains, net of tax	168,570		206,024
Net change in unrealized gains (losses), net of tax	113,374		(313,771)

Net Increase (Decrease) in Net Assets Resulting from Operations	228,799		(159,125)

DIVIDENDS AND DISTRIBUTIONS TO COMMON STOCKHOLDERS(2)
Dividends	(212,192)		(60,863)
Distributions — return of capital	—		(155,955)

Dividends and Distributions to Common Stockholders	(212,192)		(216,818)

CAPITAL STOCK TRANSACTIONS
Issuance of 10,384,958 shares of common stock in connection with the merger of Kayne Anderson Energy Development Company	207,925		—
Offering expenses associated with the issuance of common stock in merger	(603	)(3)
Issuance of 940,916 and 1,189,571 shares of common stock from reinvestment of dividends and distributions, respectively	16,167		21,335

Net Increase in Net Assets Applicable to Common Stockholders from Capital Stock Transactions	223,489		21,335

Total Increase (Decrease) in Net Assets Applicable to Common Stockholders	240,096		(354,608)

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS
Beginning of year	1,826,173		2,180,781

End of year	$2,066,269		$1,826,173

(1)

Distributions on the Company’s mandatory redeemable preferred stock (“MRP Shares”) are treated as an operating expense under GAAP and are included in the calculation of net investment loss. See Note 2 — Significant Accounting Policies. Distributions in the amount of $11,513 and $11,400 paid to holders of MRP Shares for the fiscal years ended November 30, 2018 and 2017 were characterized as dividends (eligible to be treated as qualified dividend income). This characterization is based on the Company’s earnings and profits.

(2)

Distributions paid to common stockholders for the fiscal years ended November 30, 2018 and 2017 were characterized as either dividends (eligible to be treated as qualified dividend income) or distributions (return of capital). This characterization is based on the Company’s earnings and profits.

(3)	Represents offering costs incurred in connection with the merger of Kayne Anderson Energy Development Company.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

STATEMENT OF CASH FLOWS

FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2018

(amounts in 000’s)

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$228,799
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Return of capital distributions	214,298
Distributions in excess of cost basis	18,167
Net realized gains	(224,819)
Net change in unrealized gains	103,226
Purchase of long-term investments	(913,547)
Proceeds from sale of long-term investments	965,818
Proceeds from sale of short-term investments, net	73,591
Increase in deposits with brokers	(2)
Increase in receivable for securities sold	(5,996)
Decrease in dividends and distributions receivable	4,704
Amortization of deferred debt offering costs	1,652
Amortization of mandatory redeemable preferred stock offering costs	752
Decrease in other assets	103
Decrease in payable for securities purchased	(3,029)
Increase in investment management fee payable	107
Increase in accrued directors’ fees and expenses	84
Decrease in accrued expenses and other liabilities	(2,121)
Decrease in current income tax liability	(12,739)
Decrease in deferred income tax liability	(259,682)

Net Cash Provided by Operating Activities	189,366

CASH FLOWS FROM FINANCING ACTIVITIES
Increase in borrowings under credit facilities	39,000
Offering expenses associated with the merger of KED	(603)
Redemption of notes	(31,000)
Costs associated with renewal of credit facility	(653)
Costs associated with term loan	(85)
Cash distributions paid to common stockholders	(196,025)

Net Cash Used in Financing Activities	(189,366)

NET CHANGE IN CASH	—
CASH — BEGINNING OF YEAR	2,000

CASH — END OF YEAR	$2,000

Supplemental disclosure of cash flow information:

Non-cash financing activities not included herein consisted of (1) the issuance of $207,925 of common shares in connection with the merger of Kayne Anderson Energy Development Company (“KED”) (see Note 1) and (2) reinvestment of distributions pursuant to the Company’s dividend reinvestment plan of $16,167.

During the fiscal year ended November 30, 2018, interest paid related to debt obligations was $27,974 and income tax paid was $96,594 (net of refunds).

The Company received $9,311 of paid-in-kind dividends during the fiscal year ended November 30, 2018. See Note 2 — Significant Accounting Policies.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

	For the Fiscal Year Ended November 30,
	2018		2017	2016	2015
Per Share of Common Stock(1)
Net asset value, beginning of period	$15.90		$19.18	$19.20	$36.71
Net investment income (loss)(2)	(0.45)		(0.45)	(0.61)	(0.53)
Net realized and unrealized gain (loss)	2.74		(0.92)	2.80	(14.39)

Total income (loss) from operations	2.29		(1.37)	2.19	(14.92)

Dividends and distributions — auction rate preferred(2)(3)	—		—	—	—

Common dividends(3)	(1.80)		(0.53)	—	(2.15)
Common distributions — return of capital(3)	—		(1.37)	(2.20)	(0.48)

Total dividends and distributions — common	(1.80)		(1.90)	(2.20)	(2.63)

Offering expenses associated with the issuance of common stock	(0.01	)(4)	—	—	—
Effect of issuance of common stock	—		—	—	0.03
Effect of shares issued in reinvestment of distributions	(0.01)		(0.01)	(0.01)	0.01

Total capital stock transactions	(0.02)		(0.01)	(0.01)	0.04

Net asset value, end of period	$16.37		$15.90	$19.18	$19.20

Market value per share of common stock, end of period	$15.85		$15.32	$19.72	$18.23

Total investment return based on common stock market value(5)	14.8%		(13.8)%	24.1%	(47.7)%
Total investment return based on net asset value(6)	14.2%		(8.0)%	14.6%	(42.8)%
Supplemental Data and Ratios(7)
Net assets applicable to common stockholders, end of period	$2,066,269		$1,826,173	$2,180,781	$2,141,602
Ratio of expenses to average net assets
Management fees (net of fee waiver)	2.3%		2.5%	2.5%	2.6%
Other expenses	0.2		0.1	0.2	0.1

Subtotal	2.5		2.6	2.7	2.7
Interest expense and distributions on mandatory redeemable preferred stock(2)	1.9		2.0	2.8	2.4
Income tax expense(8)	—		—	7.9	—

Total expenses	4.4%		4.6%	13.4%	5.1%

Ratio of net investment income (loss) to average net assets(2)	(2.5)%		(2.4)%	(3.4)%	(1.8)%
Net increase (decrease) in net assets to common stockholders resulting from operations to average net assets	10.8%		(7.5)%	12.5%	(51.7)%
Portfolio turnover rate	25.8%		17.6%	14.5%	17.1%
Average net assets	$2,127,407		$2,128,965	$2,031,206	$3,195,445
Notes outstanding, end of period(9)	$716,000		$747,000	$767,000	$1,031,000
Borrowings under credit facilities, end of period(9)	$39,000		$—	$43,000	$—
Term loan outstanding, end of period(9)	$60,000		$—	$—	$—
Auction rate preferred stock, end of period(9)	$—		$—	$—	$—
Mandatory redeemable preferred stock, end of period(9)	$317,000		$292,000	$300,000	$464,000
Average shares of common stock outstanding	118,725,060		114,292,056	112,967,480	110,809,350
Asset coverage of total debt(10)	392.4%		383.6%	406.3%	352.7%
Asset coverage of total leverage (debt and preferred stock)(11)	282.5%		275.8%	296.5%	243.3%
Average amount of borrowings per share of common stock during the period(1)	$6.52		$7.03	$7.06	$11.95

See accompanying notes to financial statements.

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

	For the Fiscal Year Ended November 30,
	2014	2013	2012
Per Share of Common Stock(1)
Net asset value, beginning of period	$34.30	$28.51	$27.01
Net investment income (loss)(2)	(0.76)	(0.73)	(0.71)
Net realized and unrealized gain (loss)	5.64	8.72	4.27

Total income (loss) from operations	4.88	7.99	3.56

Dividends and distributions — auction rate preferred(2)(3)	—	—	—

Common dividends(3)	(2.28)	(1.54)	(1.54)
Common distributions — return of capital(3)	(0.25)	(0.75)	(0.55)

Total dividends and distributions — common	(2.53)	(2.29)	(2.09)

Offering expenses associated with the issuance of common stock	—	—	—
Effect of issuance of common stock	0.06	0.09	0.02
Effect of shares issued in reinvestment of distributions	—	—	0.01

Total capital stock transactions	0.06	0.09	0.03

Net asset value, end of period	$36.71	$34.30	$28.51

Market value per share of common stock, end of period	$38.14	$37.23	$31.13

Total investment return based on common stock market value(5)	9.9%	28.2%	19.3%
Total investment return based on net asset value(6)	14.8%	29.0%	13.4%
Supplemental Data and Ratios(7)
Net assets applicable to common stockholders, end of period	$4,026,822	$3,443,916	$2,520,821
Ratio of expenses to average net assets
Management fees (net of fee waiver)	2.4%	2.4%	2.4%
Other expenses	0.1	0.1	0.2

Subtotal	2.5	2.5	2.6
Interest expense and distributions on mandatory redeemable preferred stock(2)	1.8	2.1	2.4
Income tax expense(8)	8.3	14.4	7.2

Total expenses	12.6%	19.0%	12.2%

Ratio of net investment income (loss) to average net assets(2)	(2.0)%	(2.3)%	(2.5)%
Net increase (decrease) in net assets to common stockholders resulting from operations to average net assets	13.2%	24.3%	11.6%
Portfolio turnover rate	17.6%	21.2%	20.4%
Average net assets	$3,967,458	$3,027,563	$2,346,249
Notes outstanding, end of period(9)	$1,435,000	$1,175,000	$890,000
Borrowings under credit facilities, end of period(9)	$51,000	$69,000	$19,000
Term loan outstanding, end of period(9)	$—	$—	$—
Auction rate preferred stock, end of period(9)	$—	$—	$—
Mandatory redeemable preferred stock, end of period(9)	$524,000	$449,000	$374,000
Average shares of common stock outstanding	107,305,514	94,658,194	82,809,687
Asset coverage of total debt(10)	406.2%	412.9%	418.5%
Asset coverage of total leverage (debt and preferred stock)(11)	300.3%	303.4%	296.5%
Average amount of borrowings per share of common stock during the period(1)	$13.23	$11.70	$10.80

See accompanying notes to financial statements.

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

	For the Fiscal Year Ended November 30,
	2011	2010	2009
Per Share of Common Stock(1)
Net asset value, beginning of period	$26.67	$20.13	$14.74
Net investment income (loss)(2)	(0.69)	(0.44)	(0.33)
Net realized and unrealized gain (loss)	2.91	8.72	7.50

Total income (loss) from operations	2.22	8.28	7.17

Dividends and distributions — auction rate preferred(2)(3)	—	—	(0.01)

Common dividends(3)	(1.26)	(0.84)	—
Common distributions — return of capital(3)	(0.72)	(1.08)	(1.94)

Total dividends and distributions — common	(1.98)	(1.92)	(1.94)

Offering expenses associated with the issuance of common stock	—	—	—
Effect of issuance of common stock	0.09	0.16	0.12
Effect of shares issued in reinvestment of distributions	0.01	0.02	0.05

Total capital stock transactions	0.10	0.18	0.17

Net asset value, end of period	$27.01	$26.67	$20.13

Market value per share of common stock, end of period	$28.03	$28.49	$24.43

Total investment return based on common stock market value(5)	5.6%	26.0%	103.0%
Total investment return based on net asset value(6)	8.7%	43.2%	51.7%
Supplemental Data and Ratios(7)
Net assets applicable to common stockholders, end of period	$2,029,603	$1,825,891	$1,038,277
Ratio of expenses to average net assets
Management fees (net of fee waiver)	2.4%	2.1%	2.1%
Other expenses	0.2	0.2	0.4

Subtotal	2.6	2.3	2.5
Interest expense and distributions on mandatory redeemable preferred stock(2)	2.3	1.9	2.5
Income tax expense(8)	4.8	20.5	25.4

Total expenses	9.7%	24.7%	30.4%

Ratio of net investment income (loss) to average net assets(2)	(2.5)%	(1.8)%	(2.0)%
Net increase (decrease) in net assets to common stockholders resulting from operations to average net assets	7.7%	34.6%	43.2%
Portfolio turnover rate	22.3%	18.7%	28.9%
Average net assets	$1,971,469	$1,432,266	$774,999
Notes outstanding, end of period(9)	$775,000	$620,000	$370,000
Borrowings under credit facilities, end of period(9)	$—	$—	$—
Term loan outstanding, end of period(9)	$—	$—	$—
Auction rate preferred stock, end of period(9)	$—	$—	$75,000
Mandatory redeemable preferred stock, end of period(9)	$260,000	$160,000	$—
Average shares of common stock outstanding	72,661,162	60,762,952	46,894,632
Asset coverage of total debt(10)	395.4%	420.3%	400.9%
Asset coverage of total leverage (debt and preferred stock)(11)	296.1%	334.1%	333.3%
Average amount of borrowings per share of common stock during the period(1)	$10.09	$7.70	$6.79

See accompanying notes to financial statements.

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

(1)	Based on average shares of common stock outstanding.

(2)

Distributions on the Company’s MRP Shares are treated as an operating expense under GAAP and are included in the calculation of net investment income (loss). See Note 2 — Significant Accounting Policies.

(3)

The information presented for each period is a characterization of the total distributions paid to preferred stockholders and common stockholders as either a dividend (eligible to be treated as qualified dividend income) or a distribution (return of capital) and is based on the Company’s earnings and profits.

(4)	Represents offering costs incurred in connection with the merger of Kayne Anderson Energy Development Company (see Note 1).

(5)

Total investment return based on market value is calculated assuming a purchase of common stock at the market price on the first day and a sale at the current market price on the last day of the period reported. The calculation also assumes reinvestment of distributions at actual prices pursuant to the Company’s dividend reinvestment plan.

(6)

Total investment return based on net asset value is calculated assuming a purchase of common stock at the net asset value on the first day and a sale at the net asset value on the last day of the period reported. The calculation also assumes reinvestment of distributions at actual prices pursuant to the Company’s dividend reinvestment plan.

(7)	Unless otherwise noted, ratios are annualized.

(8)

For the fiscal year ended November 30, 2018, the Company reported an income tax benefit of $175,827 (8.3% of average net assets), primarily related to the reduction in deferred tax liabilities as a result of 2017 tax reform. For the fiscal years ended November 30, 2017, November 30, 2015 and November 30, 2008, the Company reported an income tax benefit of $86,746 (4.1% of average net assets), $980,647 (30.7% of average net assets) and $339,991 (29.7% of average net assets), respectively, primarily related to unrealized losses on investments. The income tax expense is assumed to be 0% because the Company reported a net deferred income tax benefit during the period.

(9)	Principal/liquidation value.

(10)

Calculated pursuant to section 18(a)(1)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by Notes (principal value) or any other senior securities representing indebtedness and MRP Shares (liquidation value) divided by the aggregate amount of Notes and any other senior securities representing indebtedness. Under the 1940 Act, the Company may not declare or make any distribution on its common stock nor can it incur additional indebtedness if, at the time of such declaration or incurrence, its asset coverage with respect to senior securities representing indebtedness would be less than 300%. For purposes of this test, the Credit Facility, the Revolving Term Loan and the Term Loan are considered senior securities representing indebtedness.

(11)

Calculated pursuant to section 18(a)(2)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by Notes (principal value), any other senior securities representing indebtedness and MRP Shares (liquidation value) divided by the aggregate amount of Notes, any other senior securities representing indebtedness and MRP Shares. Under the 1940 Act, the Company may not declare or make any distribution on its common stock nor can it issue additional preferred stock if at the time of such declaration or issuance, its asset coverage with respect to all senior securities would be less than 200%. In addition to the limitations under the 1940 Act, the Company, under the terms of its MRP Shares, would not be able to declare or pay any distributions on its common stock if such declaration would cause its asset coverage with respect to all senior securities to be less than 225%. For purposes of these tests, the Credit Facility, the Revolving Term Loan and the Term Loan are considered senior securities representing indebtedness.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

1.	Organization

Kayne Anderson MLP/Midstream Investment Company (the “Company” or “KYN”) was organized as a Maryland corporation on June 4, 2004, and is a non-diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s investment objective is to obtain a high after-tax total return by investing at least 85% of its total assets in energy-related partnerships and their affiliates (collectively, “master limited partnerships” or “MLPs”), and in other companies that, as their principal business, operate assets used in the gathering, transporting, processing, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined petroleum products or coal (collectively with MLPs, “Midstream Energy Companies”). In this report, the term “Midstream Companies” refers to companies that own and operate midstream assets and are not treated as partnerships for federal income tax purposes. The Company commenced operations on September 28, 2004. The Company’s shares of common stock are listed on the New York Stock Exchange, Inc. (“NYSE”) under the symbol “KYN.”

On August 6, 2018, KYN completed its merger with Kayne Anderson Energy Development Company (“KED”). Pursuant to the terms of the merger agreement approved by stockholders of KED, KYN acquired all of the net assets of KED ($207,925) in exchange for an equal net asset value of newly issued KYN common stock. A total of 10,808,425 shares of KED were exchanged for 10,384,958 new common shares of KYN. The merger qualified as a tax-free reorganization under Section 368(a) of the Internal Revenue Code. KED’s net assets prior to merger included $117,709 of accumulated net realized gains and $48,448 of net unrealized appreciation on investments. The aggregate net assets of the Company prior to merger totaled $2,316,776 and following the merger the combined net assets of the Company was $2,524,701.

As a part of the merger, KED preferred stockholders received an equivalent number of newly issued KYN Series K mandatory redeemable preferred stock (“MRP Shares”) with terms identical to their previously held KED Series A MRP Shares. See Note 12 — Preferred Stock. The company also assumed KED’s $60,000 unsecured term loan (the “Term Loan”). See Note 10 — Credit Facility, Revolving Term Loan and Term Loan.

The Company’s results of operations for the fiscal year ended November 30, 2018 are not directly comparable to prior periods as these results include income and earnings associated with assets acquired in connection with the merger (included as of the date such merger was completed). Assuming the merger had been completed on December 1, 2017, the beginning of the annual reporting period for the Company, the pro forma results in the Statement of Operations for the fiscal year ended November 30, 2018 would be as follows.

Pro Forma For the Fiscal Year Ended November 30, 2018
Net investment loss, net of tax	$(57,384)
Net realized gains, net of tax	168,419
Net change in unrealized gains (losses), net of tax	164,029

Net Increase (Decrease) in Net Assets Resulting from Operations	$275,064

Because the combined entity has been managed as a single integrated entity since the merger was completed, it is not practicable to separate the amounts of income and earnings of KED that have been included in the Company’s Statement of Operations since the merger.

2.	Significant Accounting Policies

The following is a summary of the significant accounting policies that the Company uses to prepare its financial statements in accordance with accounting principles generally accepted in the United States of America

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(“GAAP”). The Company is an investment company and follows accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 — “Financial Services — Investment Companies.”

A. Use of Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Actual results could differ materially from those estimates.

B. Cash and Cash Equivalents — Cash and cash equivalents include short-term, liquid investments with an original maturity of three months or less and include money market fund accounts.

C. Calculation of Net Asset Value —  The Company determines its net asset value on a daily basis and reports its net asset value on its website. Net asset value is computed by dividing the value of the Company’s assets (including accrued interest and distributions and current and deferred income tax assets), less all of its liabilities (including accrued expenses, distributions payable, current and deferred accrued income taxes, and any borrowings) and the liquidation value of any outstanding preferred stock, by the total number of common shares outstanding.

D. Investment Valuation — Readily marketable portfolio securities listed on any exchange other than the NASDAQ Stock Market, Inc. (“NASDAQ”) are valued, except as indicated below, at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities admitted to trade on the NASDAQ are valued at the NASDAQ official closing price. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.

Equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ, are valued at the closing bid prices. Debt securities that are considered bonds are valued by using the mean of the bid and ask prices provided by an independent pricing service or, if such prices are not available or in the judgment of KAFA such prices are stale or do not represent fair value, by an independent broker. For debt securities that are considered bank loans, the fair market value is determined by using the mean of the bid and ask prices provided by the agent or syndicate bank or principal market maker. When price quotes for securities are not available, or such prices are stale or do not represent fair value in the judgment of KAFA, fair market value will be determined using the Company’s valuation process for securities that are privately issued or otherwise restricted as to resale.

Exchange-traded options and futures contracts are valued at the last sales price at the close of trading in the market where such contracts are principally traded or, if there was no sale on the applicable exchange on such day, at the mean between the quoted bid and ask price as of the close of such exchange.

The Company holds securities that are privately issued or otherwise restricted as to resale. For these securities, as well as any security for which (a) reliable market quotations are not available in the judgment of KAFA, or (b) the independent pricing service or independent broker does not provide prices or provides a price that in the judgment of KAFA is stale or does not represent fair value, each shall be valued in a manner that most fairly reflects fair value of the security on the valuation date. Unless otherwise determined by the Board of Directors, the following valuation process is used for such securities:

•

Investment Team Valuation.    The applicable investments are valued by senior professionals of KAFA who are responsible for the portfolio investments. The investments will be valued monthly with new investments valued at the time such investment was made.

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

•

Investment Team Valuation Documentation.    Preliminary valuation conclusions will be determined by senior management of KAFA. Such valuations and supporting documentation are submitted to the Valuation Committee (a committee of the Company’s Board of Directors) and the Board of Directors on a quarterly basis.

•

Valuation Committee.    The Valuation Committee meets to consider the valuations submitted by KAFA at the end of each quarter. Between meetings of the Valuation Committee, a senior officer of KAFA is authorized to make valuation determinations. All valuation determinations of the Valuation Committee are subject to ratification by the Board of Directors at its next regular meeting.

•

Valuation Firm.    Quarterly, a third-party valuation firm engaged by the Board of Directors reviews the valuation methodologies and calculations employed for these securities, unless the aggregate fair value of such security is less than 0.1% of total assets.

•

Board of Directors Determination.    The Board of Directors meets quarterly to consider the valuations provided by KAFA and the Valuation Committee and ratify valuations for the applicable securities. The Board of Directors considers the report provided by the third-party valuation firm in reviewing and determining in good faith the fair value of the applicable portfolio securities.

At November 30, 2018, the Company held 6.8% of its net assets applicable to common stockholders (4.0% of total assets) in securities that were fair valued pursuant to procedures adopted by the Board of Directors (Level 3 securities). The aggregate fair value of these securities at November 30, 2018 was $139,645. See Note 3 — Fair Value and Note 7 — Restricted Securities.

E. Security Transactions — Security transactions are accounted for on the date these securities are purchased or sold (trade date). Realized gains and losses are calculated using the specific identification cost basis method for GAAP purposes. For tax purposes, the Company utilizes the average cost method to compute the adjusted tax cost basis of its MLP securities.

F. Return of Capital Estimates — Dividends and distributions received from the Company’s investments in MLPs and other Midstream Energy Companies generally are comprised of income and return of capital. Payments made by MLPs are categorized as “distributions” and payments made by corporations are categorized as “dividends.” At the time such dividends and distributions are received, the Company estimates the amount of such payments that is considered investment income and the amount that is considered a return of capital. The Company estimates the return of capital portion of distributions received from its MLP investments based on historical information available from the investments. The Company estimates the return of capital portion of dividends received from other Midstream Energy Companies based on information provided by each investment. These estimates are adjusted to actual in the subsequent fiscal year when final tax reporting information related to the Company’s investments is received.

On December 22, 2017, the Tax Cuts and Jobs Act (the “Tax Reform Bill”) was signed into law. The Tax Reform Bill permits immediate expensing of qualified capital expenditures for the next five years, and as a result, the Company’s portfolio companies may pass through more deductions which may result in a higher portion of distributions received to be characterized as return of capital.

The return of capital portion of the distributions is a reduction to investment income that results in an equivalent reduction in the cost basis of the associated investments and increases net realized gains (losses) and net change in unrealized gains (losses). If the distributions received by the Company exceed its cost basis (i.e. its cost basis has been reduced to zero), the distributions are treated as realized gains.

The Company includes all distributions received on its Statement of Operations and reduces its investment income by (i) the estimated return of capital and (ii) the distributions in excess of cost basis, if any. For the fiscal

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

year ended November 30, 2018, the Company estimated $214,298 of return of capital and $18,167 of distributions that were in excess of cost basis. The distributions that were in excess of cost basis were treated as realized gains.

In accordance with GAAP, the return of capital cost basis reductions for the Company’s MLP investments are limited to the total amount of the cash distributions received from such investments. For income tax purposes, the cost basis reductions for the Company’s MLP investments typically exceed cash distributions received from such investments due to allocated losses from these investments. See Note 6 — Income Taxes.

The following table sets forth the Company’s estimated return of capital portion of the dividends and distributions received from its investments that were not treated as distributions in excess of cost basis.

For the Fiscal Year Ended November 30, 2018
Distributions from investments	$199,439
Dividends from investments	40,264

Total dividends and distributions from investments (excluding distributions in excess of cost basis)	$239,703

Distributions — % return of capital	91%
Dividends — % return of capital	80%
Total dividends and distributions — % return of capital	89%
Return of capital — attributable to net realized gains (losses)	$33,980
Return of capital — attributable to net change in unrealized gains (losses)	180,318

Total return of capital	$214,298

For the fiscal year ended November 30, 2018, the Company estimated the return of capital portion of dividends and distributions received to be $207,340 (87%). During the second quarter of fiscal 2018, the Company increased its return of capital estimate for the year by $6,958 due to 2017 tax reporting information received by the Company in fiscal 2018. As a result, the return of capital percentage for the fiscal year ended November 30, 2018 was 89%. In addition, for the fiscal year ended November 30, 2018, the Company estimated the cash distributions received that were in excess of cost basis to be $18,311. Distributions in excess of cost basis for the fiscal year ended November 30, 2018 were decreased by $144 due to 2017 tax reporting information received by the Company in fiscal 2018.

G. Investment Income — The Company records dividends and distributions on the ex-dividend date. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. When investing in securities with payment in-kind interest, the Company will accrue interest income during the life of the security even though it will not be receiving cash as the interest is accrued. To the extent that interest income to be received is not expected to be realized, a reserve against income is established.

Debt securities that the Company may hold will typically be purchased at a discount or premium to the par value of the security. The non-cash accretion of a discount to par value increases interest income while the non-cash amortization of a premium to par value decreases interest income. The accretion of a discount and amortization of a premium are based on the effective interest method. The amount of these non-cash adjustments, if any, can be found in the Company’s Statement of Cash Flows. The non-cash accretion of a discount increases the cost basis of the debt security, which results in an offsetting unrealized loss. The non-cash amortization of a premium decreases the cost basis of the debt security, which results in an offsetting unrealized gain. To the extent that par value is not expected to be realized, the Company discontinues accruing the non-cash accretion of the discount to par value of the debt security.

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

The Company may receive paid-in-kind and non-cash dividends and distributions in the form of additional units or shares from its investments. For paid-in-kind dividends, the additional units are not reflected in investment income during the period received, but are recorded as unrealized gains upon receipt. Non-cash distributions are reflected in investment income because the Company has the option to receive its distributions in cash or in additional units of the security. During the fiscal year ended November 30, 2018, the Company received the following paid-in-kind dividends.

For the Fiscal Year Ended November 30, 2018
Buckeye Partners, L.P. — Class C Units	$5,916
Enbridge Energy Management, L.L.C.	3,395

Total paid-in-kind dividends	$9,311

H. Distributions to Stockholders — Distributions to common stockholders are recorded on the ex-dividend date. Distributions to holders of MRP Shares are accrued on a daily basis as described in Note 12 — Preferred Stock. As required by the Distinguishing Liabilities from Equity topic of the FASB Accounting Standards Codification (ASC 480), the Company includes the accrued distributions on its MRP Shares as an operating expense due to the fixed term of this obligation. For tax purposes, payments made to the holders of the Company’s MRP Shares are treated as dividends or distributions.

The characterization of the distributions paid to holders of MRP Shares and common stock as either a dividend (eligible to be treated as qualified dividend income) or a distribution (return of capital) is determined after the end of the fiscal year based on the Company’s actual earnings and profits and, therefore, the characterization may differ from preliminary estimates.

I. Partnership Accounting Policy — The Company records its pro-rata share of the income (loss), to the extent of distributions it has received, allocated from the underlying partnerships and adjusts the cost basis of the underlying partnerships accordingly. These amounts are included in the Company’s Statement of Operations.

J. Federal and State Income Taxation — The Company, as a corporation, is obligated to pay federal and state income tax on its taxable income. The Company invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Company includes its allocable share of the MLP’s taxable income or loss in computing its own taxable income. Deferred income taxes reflect (i) taxes on unrealized gains (losses), which are attributable to the difference between fair value and tax cost basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating and capital losses. To the extent the Company has a deferred tax asset, consideration is given as to whether or not a valuation allowance is required. The need to establish a valuation allowance for deferred tax assets is assessed periodically by the Company based on the Income Tax Topic of the FASB Accounting Standards Codification (ASC 740), that it is more likely than not that some portion or all of the deferred tax asset will not be realized. In the assessment for a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future cash distributions from the Company’s MLP holdings), the duration of statutory carryforward periods and the associated risk that certain operating and capital loss carryforwards may expire unused.

The Company may rely to some extent on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in the portfolio and to estimate the associated

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

deferred tax liability. Such estimates are made in good faith. From time to time, as new information becomes available, the Company modifies its estimates or assumptions regarding the deferred tax liability. See Note 6 — Income Taxes.

The Company utilizes the average cost method to compute the adjusted tax cost basis of its MLP securities.

The Company’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. Tax years subsequent to fiscal year 2014 remain open and subject to examination by the federal and state tax authorities.

K. Derivative Financial Instruments — The Company may utilize derivative financial instruments in its operations.

As of November 30, 2018, the Company did not have any open option contracts.

Interest rate swap contracts.    The Company may use hedging techniques such as interest rate swaps to mitigate potential interest rate risk on a portion of the Company’s leverage. Such interest rate swaps would principally be used to protect the Company against higher costs on its leverage resulting from increases in interest rates. The Company does not hedge any interest rate risk associated with portfolio holdings. Interest rate transactions the Company may use for hedging purposes may expose it to certain risks that differ from the risks associated with its portfolio holdings. A decline in interest rates may result in a decline in the value of the swap contracts, which, everything else being held constant, would result in a decline in the net assets of the Company. In addition, if the counterparty to an interest rate swap defaults, the Company would not be able to use the anticipated net receipts under the interest rate swap to offset its cost of financial leverage.

Interest rate swap contracts are recorded at fair value with changes in value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the Statement of Operations. Monthly cash settlements under the terms of the interest rate swap agreements or termination payments are recorded as realized gains or losses in the Statement of Operations. The Company generally values its interest rate swap contracts based on dealer quotations, if available, or by discounting the future cash flows from the stated terms of the interest rate swap agreement by using interest rates currently available in the market. See Note 8 — Derivative Financial Instruments.

Option contracts.    The Company is also exposed to financial market risks including changes in the valuations of its investment portfolio. The Company may purchase or write (sell) call options. A call option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from the writer of the option the security underlying the option at a specified exercise price at any time during the term of the option.

The Company would realize a gain on a purchased call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Company would realize either no gain or a loss on the purchased call option. The Company may also purchase put option contracts. If a purchased put option is exercised, the premium paid increases the cost basis of the securities sold by the Company.

The Company may also write (sell) call options with the purpose of generating realized gains or reducing its ownership of certain securities. If the Company writes a call option on a security, the Company has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price. The Company will only write call options on securities that the Company holds in its portfolio (i.e., covered calls).

When the Company writes a call option, an amount equal to the premium received by the Company is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Company on the expiration date as realized gains from investments. If the Company repurchases a written call option prior to its exercise, the difference between the premium received and the amount paid to repurchase the option is treated as a realized

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Company has realized a gain or loss. The Company, as the writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. See Note 8 — Derivative Financial Instruments.

L.  Indemnifications — Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company enters into contracts that provide general indemnification to other parties. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

M.  Offering and Debt Issuance Costs — Offering costs incurred by the Company related to the issuance of its common stock reduce additional paid-in capital when the stock is issued. Costs incurred by the Company related to the issuance of its debt (credit facility, term loan or notes) or its preferred stock are capitalized and amortized over the period the debt or preferred stock is outstanding.

The Company has classified the costs incurred to issue its Term Loan, Notes and MRP Shares as a deduction from the carrying value of the Term Loan, Notes and MRP Shares on the Statement of Assets and Liabilities. For the purpose of calculating the Company’s asset coverage ratios pursuant to the 1940 Act, deferred issuance costs are not deducted from the carrying value of debt or preferred stock.

3.	Fair Value

The Fair Value Measurement Topic of the FASB Accounting Standards Codification (ASC 820) defines fair value as the price at which an orderly transaction to sell an asset or to transfer a liability would take place between market participants under current market conditions at the measurement date. As required by ASC 820, the Company has performed an analysis of all assets and liabilities (other than deferred taxes) measured at fair value to determine the significance and character of all inputs to their fair value determination. Inputs are the assumptions, along with considerations of risk, that a market participant would use to value an asset or a liability. In general, observable inputs are based on market data that is readily available, regularly distributed and verifiable that the Company obtains from independent, third-party sources. Unobservable inputs are developed by the Company based on its own assumptions of how market participants would value an asset or a liability.

The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into the following three broad categories.

•	Level 1 — Valuations based on quoted unadjusted prices for identical instruments in active markets traded on a national exchange to which the Company has access at the date of measurement.

•

Level 2 — Valuations based on quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

•

Level 3 — Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Company’s own assumptions that market participants would use to price the asset or liability based on the best available information.

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

The following table presents the Company’s assets measured at fair value on a recurring basis at November 30, 2018, and the Company presents these assets by security type and description on its Schedule of Investments. Note that the valuation levels below are not necessarily an indication of the risk or liquidity associated with the underlying investment.

	Total	Quoted Prices in Active Markets (Level 1)	Prices with Other Observable Inputs (Level 2)		Unobservable Inputs (Level 3)
Assets at Fair Value
Equity investments	$3,465,515	$3,288,509	$37,361	(1)	$139,645
Short-term investments	1,714	1,714	—		—

Total assets at fair value	$3,467,229	$3,290,223	$37,361		$139,645

(1)

The Company’s investment in Plains AAP, L.P. (“PAGP-AAP”) is exchangeable on a one-for-one basis into either Plains GP Holdings, L.P. (“PAGP”) shares or Plains All American Pipeline, L.P. (“PAA”) units at the Company’s option. The Company values its PAGP-AAP investment on an “as exchanged” basis based on the higher public market value of either PAGP or PAA. As of November 30, 2018, the Company’s PAGP-AAP investment is valued at PAA’s closing price. The Company categorizes its investment as a Level 2 security for fair value reporting purposes.

The Company did not have any liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) at November 30, 2018. For the fiscal year ended November 30, 2018, there were no transfers between Level 1 and Level 2.

As of November 30, 2018, the Company had Notes outstanding with aggregate principal amount of $716,000 and 12,680,000 shares of MRP Shares outstanding with a total liquidation value of $317,000. See Note 11 — Notes and Note 12 — Preferred Stock.

Of the $317,000 of MRP Shares, Series F ($125,000 liquidation value) is publicly traded on the NYSE. As a result, the Company categorizes this series of MRP Shares as Level 1. The remaining series of MRP Shares and all of the Notes were issued in private placements to institutional investors and are not listed on any exchange or automated quotation system. As such, the Company categorizes all of the Notes ($716,000 aggregate principal amount) and the remaining MRP Shares ($192,000 aggregate liquidation value) as Level 3 and determines the fair value of these instruments based on estimated market yields and credit spreads for comparable instruments with similar maturity, terms and structure.

The Company records these Notes and MRP Shares on its Statement of Assets and Liabilities at principal amount or liquidation value. As of November 30, 2018, the estimated fair values of these leverage instruments are as follows.

Instrument	Principal Amount/ Liquidation Value	Fair Value
Notes (Series Z through GG and II through OO)	$716,000	$716,000
MRP Shares (Series C, H, I, J and K)	$192,000	$188,300
MRP Shares (Series F)	$125,000	$125,000

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

The following table presents the Company’s assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the fiscal year ended November 30, 2018.

Equity Investments
Balance — November 30, 2017	$132,520
Purchases	93,003
Issuances	5,916
Acquired through merger with KED (see Note 1)	15,057
Transfers out to Level 1 and 2	(106,881)
Realized gains (losses)	—
Unrealized gains (losses), net	30

Balance — November 30, 2018	$139,645

The purchase of $93,003 relates to the Company’s investment in Buckeye Partners, L.P. (“BPL”) Class C Units that was made in March 2018. The issuances of $5,916 relate to paid-in-kind BPL Class C Units received.

In connection with its merger with KED (see Note 1), the Company acquired $15,057 of securities that were measured at fair value using significant unobservable inputs. The following table presents the securities that were acquired based on their fair value as measured at the time of the merger.

Investment	Fair Value Acquired
Buckeye Partners, L.P. — Class C Units	$7,962
Capital Product Partners L.P. — Class B Units	4,855
Dominion Midstream Partners, LP — Convertible Preferred Units	2,240

$15,057

The transfers out of $106,881 relate to the Company’s investment in BPL Class C Units that were converted to common units during the fourth quarter of 2018. The $30 of net unrealized gains relate to investments that were still held at the end of the reporting period. The Company includes these unrealized gains and losses on the Statement of Operations — Net Change in Unrealized Gains (Losses).

Valuation	Techniques and Unobservable Inputs

Unless otherwise determined by the Board of Directors, the Company values its private investments in public equity (“PIPE”) investments that are convertible into or otherwise will become publicly tradeable (e.g., through subsequent registration or expiration of a restriction on trading) based on the market value of the publicly-traded security less a discount. This discount is initially equal to the discount negotiated at the time the Company agrees to a purchase price. To the extent that such securities are convertible or otherwise become publicly traded within a time frame that may be reasonably determined, this discount will be amortized on a straight line basis over such estimated time frame.

The Company owns convertible preferred units of Capital Product Partners L.P. (“CPLP”) and Dominion Midstream Partners, LP (“DM”). The convertible preferred units are convertible on a one-for-one basis into common units and are senior to the underlying common units in terms of liquidation preference and priority of distributions.

On November 27, 2018, CPLP and DSS Holdings L.P. (“DSS”), entered into a definitive agreement pursuant to which CPLP has agreed to spin off its crude and product tanker business into a separate publicly listed company which will merge with DSS. In connection with this transaction, all of the Company’s CPLP

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

Class B Units will be redeemed for cash at $9.00 per unit. The transaction is subject to customary closing conditions, does not require a unitholder vote and is expected to close in the first quarter of 2019. As a result of the announced transaction, the Company values its investment in CPLP Class B Units at $9.00 per unit.

On November 26, 2018, Dominion Energy (“D”) announced it had entered into a definitive agreement to acquire all outstanding DM common units that are not already owned by D. In connection with this transaction, the DM Convertible Preferred Units will be converted into DM common units at a conversion ratio determined in accordance with the terms of the partnership agreement of DM and that will result in a value to the Company of 140% of the liquidation preference of $26.40 per unit. The transaction is subject to customary closing conditions and will require a unitholder vote (although this vote is a matter of formality because D is the controlling unitholder). The transaction is expected to close in the first quarter of 2019. As a result of the announced transaction, the Company values its investment in DM convertible preferred units at 140% of the liquidation preference of $26.40 per unit.

The Company also owns convertible preferred units of MPLX LP (“MPLX”). The convertible preferred units will be convertible on a one-for-one basis into common units and are senior to the underlying common units in terms of liquidation preference and priority of distributions. The Company’s Board of Directors has determined that it is appropriate to value these convertible preferred units using a convertible pricing model. This model takes into account the attributes of the convertible preferred units, including the preferred dividend, conversion ratio and call features, to determine the estimated value of such units. In using this model, the Company estimates (i) the credit spread for the convertible preferred units, which is based on the credit spread of the partnership’s unsecured notes, and (ii) the expected volatility for the underlying common units, which is based on historical volatility, as well as implied volatility derived from traded options. For this security, if the resulting price for the convertible preferred units is less than the public market price for the underlying common units at such time, the public market price for the common units will be used to value the convertible preferred units.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments may fluctuate from period to period. Additionally, the fair value of the Company’s investments may differ from the values that would have been used had a ready market existed for such investments and may differ materially from the values that the Company may ultimately realize.

The following table summarizes the significant unobservable inputs that the Company used to value its portfolio investments categorized as Level 3 as of November 30, 2018:

Quantitative Table for Valuation Techniques

				Range		Average
Assets at Fair Value	Fair Value	Valuation Technique	Unobservable Inputs	Low	High
MPLX Convertible Preferred Units	$83,585	- Convertible pricing model	- Credit spread - Volatility	3.8% 22.5%	4.3% 27.5%	4.0% 25.0%

CPLP Class B Units	32,727	- Redemption price	- Redemption price per unit	$9.00	$9.00	$9.00

DM Convertible Preferred Units	23,333	- Premium to liquidation preference	- Liquidation preference per unit - Premium to liquidation preference	$26.40 140%	$26.40 140%	$26.40 140%

Total	$139,645

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

4.	Concentration of Risk

The Company’s investments are concentrated in the energy sector. The focus of the Company’s portfolio within the energy sector may present more risks than if the Company’s portfolio were broadly diversified across numerous sectors of the economy. A downturn in the energy sector would have a larger impact on the Company than on an investment company that does not focus on the energy sector. The performance of securities in the energy sector may lag the performance of other industries or the broader market as a whole. Additionally, to the extent that the Company invests a relatively high percentage of its assets in the securities of a limited number of issuers, the Company may be more susceptible than a more widely diversified investment company to any single economic, political or regulatory occurrence. At November 30, 2018, the Company had the following investment concentrations:

Category	Percent of Long-Term Investments
Securities of energy companies	100.0%
Equity securities	100.0%
Midstream Energy Companies(1)	99.8%
Largest single issuer	13.3%
Restricted securities	5.1%

(1)

Comprised of energy-related partnerships and their affiliates (collectively, “master limited partnerships” or “MLPs”) and other companies that, as their principal business, operate assets used in the gathering, transporting, processing, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined petroleum products or coal.

5.	Agreements and Affiliations

A. Administration Agreement — On August 1, 2018, in connection with its merger with KED, the Company entered into an amended administration and accounting agreement with Ultimus Fund Solutions, LLC (“Ultimus”). Pursuant to the agreement, Ultimus will continue to provide certain administrative and accounting services for the Company. The agreement has an initial term of three years and automatic one-year renewals unless earlier terminated by either party as provided under the terms of the agreement.

B. Investment Management Agreement — The Company has entered into an investment management agreement with KA Fund Advisors, LLC (“KAFA”) under which KAFA, subject to the overall supervision of the Company’s Board of Directors, manages the day-to-day operations of, and provides investment advisory services to, the Company. For providing these services, KAFA receives an investment management fee from the Company. Upon completion of its merger with KED (see Note 1), the Company and KAFA entered into an amended fee waiver agreement (the “New Fee Waiver Agreement”). The New Fee Waiver Agreement provides for a management fee of 1.375% on average total assets up to $4,000,000; 1.25% on average total assets between $4,000,000 and $6,000,000; 1.125% on average total assets between $6,000,000 and $8,000,000; and 1.0% on average total assets over $8,000,000. These tiered fee waivers will result in a reduction to the effective management fee rate payable to KAFA as the Company’s assets under management increase. KAFA further agreed to waive an amount of management fees (calculated based on the Company’s and KED’s assets under management at the closing of the merger) such that the management fees payable to KAFA with respect to the Company after completion of the merger would not be greater than the aggregate management fees that would have been payable if the Company and KED had remained standalone companies. This waiver was calculated as $212 per year based on the Company’s and KED’s assets under management at the closing of the merger. Any amount waived by KAFA pursuant to the New Fee Waiver Agreement may not be recouped. The New Fee Waiver Agreement has a term of three years from the date of the merger, or through August 6, 2021. The

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

investment management agreement has a term through March 31, 2019 and may be renewed annually thereafter upon approval of KAFA and the Company’s Board of Directors (including a majority of the Company’s directors who are not “interested persons” of the Company, as such term is defined in the 1940 Act). For the fiscal year ended November 30, 2018, the Company paid management fees at an annual rate of 1.373% of the Company’s average quarterly total assets (as defined in the investment management agreement).

For purposes of calculating the management fee the average total assets for each quarterly period are determined by averaging the total assets at the last day of that quarter with the total assets at the last day of the prior quarter. The Company’s total assets are equal to the Company’s gross asset value (which includes assets attributable to the Company’s use of preferred stock, commercial paper or notes and other borrowings and excludes any net deferred tax asset), minus the sum of the Company’s accrued and unpaid dividends and distributions on any outstanding common stock and accrued and unpaid dividends and distributions on any outstanding preferred stock and accrued liabilities (other than liabilities associated with borrowing or leverage by the Company and any accrued taxes, including, a deferred tax liability). Liabilities associated with borrowing or leverage by the Company include the principal amount of any borrowings, commercial paper or notes issued by the Company, the liquidation preference of any outstanding preferred stock, and other liabilities from other forms of borrowing or leverage such as short positions and put or call options held or written by the Company.

C. Section 16(a) Beneficial Ownership Reporting Compliance — On October 22, 2018, Kayne Anderson Capital Advisors, L.P. (“KACALP”), which is the parent company of KAFA, distributed its holdings of the Company’s shares on a pro rata basis to its limited partners. Certain of those limited partners are required to file Form 4s with respect to their transactions in the Company’s shares. KACALP assists in those filings, which were filed one day late with respect to that distribution transaction for KACALP as well as for each of Messrs. Kayne, McCarthy, Baker, Frey, Hart and Shladovsky.

On August 17 and 21, 2018, and on September 11, 2018, KACALP, KAFA and various officers and directors of the Company voluntarily filed Form 4s with respect to the shares of the Company received by them in exchange for shares previously held in KED as a result of the transaction where KED was merged into the Company effective as of August 6, 2018. Those Form 4s were filed in lieu of later reporting of those transactions and updated holdings of the Company’s stock in subsequent required Form 4 filings or in filings of Form 5s after the Company’s fiscal year end.

D. Portfolio Companies — From time to time, the Company may “control” or may be an “affiliate” of one or more of its portfolio companies, as each of these terms is defined in the 1940 Act. In general, under the 1940 Act, the Company would be presumed to “control” a portfolio company if the Company and its affiliates owned 25% or more of its outstanding voting securities and would be an “affiliate” of a portfolio company if the Company and its affiliates owned 5% or more of its outstanding voting securities. The 1940 Act contains prohibitions and restrictions relating to transactions between investment companies and their affiliates (including the Company’s investment adviser), principal underwriters and affiliates of those affiliates or underwriters.

The Company believes that there are several factors that determine whether or not a security should be considered a “voting security” in complex structures such as limited partnerships of the kind in which the Company invests. The Company also notes that the Securities and Exchange Commission (the “SEC”) staff has issued guidance on the circumstances under which it would consider a limited partnership interest to constitute a voting security. Under most partnership agreements, the management of the partnership is vested in the general partner, and the limited partners, individually or collectively, have no rights to manage or influence management of the partnership through such activities as participating in the selection of the managers or the board of the limited partnership or the general partner. As a result, the Company believes that many of the limited partnership interests in which it invests should not be considered voting securities. However, it is possible that the SEC staff may consider the limited partner interests the Company holds in certain limited partnerships to be voting securities. If such a determination were made, the Company may be regarded as a person affiliated with and controlling the issuer(s) of those securities for purposes of Section 17 of the 1940 Act.

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

In making such a determination as to whether to treat any class of limited partnership interests the Company holds as a voting security, the Company considers, among other factors, whether or not the holders of such limited partnership interests have the right to elect the board of directors of the limited partnership or the general partner. If the holders of such limited partnership interests do not have the right to elect the board of directors, the Company generally has not treated such security as a voting security. In other circumstances, based on the facts and circumstances of those partnership agreements, including the right to elect the directors of the general partner, the Company has treated those securities as voting securities. If the Company does not consider the security to be a voting security, it will not consider such partnership to be an “affiliate” unless the Company and its affiliates own more than 25% of the outstanding securities of such partnership. Additionally, certain partnership agreements give common unitholders the right to elect the partnership’s board of directors, but limit the amount of voting securities any limited partner can hold to no more than 4.9% of the partnership’s outstanding voting securities (i.e., any amounts held in excess of such limit by a limited partner do not have voting rights). In such instances, the Company does not consider itself to be an affiliate if it owns more than 5% of such partnership’s common units.

There is no assurance that the SEC staff will not consider that other limited partnership securities that the Company owns and does not treat as voting securities are, in fact, voting securities for the purposes of Section 17 of the 1940 Act. If such determination were made, the Company will be required to abide by the restrictions on “control” or “affiliate” transactions as proscribed in the 1940 Act. The Company or any portfolio company that it controls, and its affiliates, may from time to time engage in certain of such joint transactions, purchases, sales and loans in reliance upon and in compliance with the conditions of certain exemptive rules promulgated by the SEC. The Company cannot make assurances, however, that it would be able to satisfy the conditions of these rules with respect to any particular eligible transaction, or even if the Company were allowed to engage in such a transaction, that the terms would be more or as favorable to the Company or any company that it controls as those that could be obtained in an arm’s length transaction. As a result of these prohibitions, restrictions may be imposed on the size of positions that may be taken for the Company or on the type of investments that it could make.

As of November 30, 2018, the Company believes that Buckeye Partners, L.P. (“BPL”) meets the criteria described above and is therefore considered an affiliate of the Company.

Plains GP Holdings, L.P., Plains AAP, L.P. and Plains All American Pipeline, L.P. — Robert V. Sinnott is Co-Chairman of Kayne Anderson Capital Advisors, L.P. (“KACALP”), the managing member of KAFA. Mr. Sinnott also serves as a director of PAA GP Holdings LLC, which is the general partner of Plains GP Holdings L.P. (“PAGP”). Members of senior management of KACALP and KAFA and various affiliated funds managed by KACALP own PAGP shares, Plains All American Pipeline, L.P. (“PAA”) units and interests in Plains AAP, L.P. (“PAGP-AAP”). The Company believes that it is an affiliate of PAA, PAGP and PAGP-AAP under the 1940 Act by virtue of (i) the Company’s and other affiliated Kayne Anderson funds’ ownership interest in PAA, PAGP and PAGP-AAP and (ii) Mr. Sinnott’s participation on the board of PAA GP Holdings LLC.

The following table summarizes the Company’s investments in affiliates as of and for the fiscal year ended November 30, 2018:

Investment(1)	No. of Shares/ Units(2) (in 000’s)	Value	Dividends/ Distributions Received	Net Realized Gains (Losses)	Net Change in Unrealized Gains (Losses)
Buckeye Partners, L.P.	5,852	$172,980	$17,890	$(728)	$(66,445)
Plains All American Pipeline, L.P.	8,613	198,350	10,276	8,187	32,514
Plains GP Holdings, L.P.	70	1,549	21	—	(177)
Plains GP Holdings, L.P. — Plains AAP, L.P.	1,622	37,361	1,636	—	4,468

Total		$410,240	$29,823	$7,459	$(29,640)

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(1)	See Schedule of Investments for investment classifications.

(2)

During the fiscal year ended November 30, 2018, the Company purchased 475 units of BPL and 2,183 units of BPL Class C Units. In connection with its merger with KED (see Note 1), the Company acquired 271 units of BPL, 243 units of BPL Class C Units, 148 units of PAA, 70 units of PAGP and 344 units of PAGP-AAP. The Company also received 184 BPL Class C Units from paid-in-kind distributions during the fiscal year. During the fourth quarter of 2018, all of the Company’s BPL Class C Units converted to common units. During the fiscal year ended November 30, 2018, the Company sold 420 BPL common units and 246 units of PAA. There were no sales of PAGP or PAGP-AAP during the fiscal year.

6.	Income Taxes

The Company’s taxes include current and deferred income taxes. Current income taxes reflect the estimated income tax liability or asset of the Company as of a measurement date. Deferred income taxes reflect (i) taxes on net unrealized gains (losses), which are attributable to the difference between fair market value and tax cost basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating losses and capital losses, if any.

On December 22, 2017, the Tax Cuts and Jobs Act (the “Tax Reform Bill”) was signed into law. Prior to enactment, the Company’s deferred tax liability was based primarily on the federal rate of 35%. The Tax Reform Bill cut the federal rate to 21%, significantly reducing the Company’s deferred tax liability and increasing the Company’s net asset value. The decrease to the deferred tax liability was reflected in the Company’s net asset value reported on December 22, 2017 (the date of enactment) and the deferred tax liability at November 30, 2018 reflects the lower federal rate of 21%.

Other changes in the Tax Reform Bill that impact the Company include limitations on the deductibility of net interest expense and limitations on the usage of net operating loss carryforwards (and the elimination of carrybacks). These limitations do not go into effect for the Company until fiscal 2019. To the extent certain deductions are limited in any given year, the Company may not be able to utilize such deductions in future periods if it does not have sufficient taxable income.

During the second quarter of fiscal 2018, the Company changed its state tax rate from 2.14% to 1.90% (net of federal benefit) based on updated state apportionment information. At November 30, 2018, the components of the Company’s current and deferred tax assets and liabilities are as follows.

Current income tax liability, net	$(764)

Deferred tax assets:

AMT credit carryforwards	$13,545

Deferred tax liabilities:

Net unrealized gains on investment securities	(273,687)

Total deferred income tax liability, net	$(260,142)

During the fiscal year ended November 30, 2018, the Company paid estimated federal income taxes of $89,850 (net of $500 of refunds received) and estimated state income taxes of $6,744 (net of $330 of refunds received). At November 30, 2018, the Company had a current income tax liability of $764.

At November 30, 2018, the Company had alternative minimum tax (“AMT”) credit carryforwards of $13,545. The Tax Reform Bill repealed corporate AMT for tax years beginning after December 31, 2017 and provides that existing AMT credit carryforwards can be used to offset regular tax liability or will be refundable,

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

subject to certain annual limitations, over the next four taxable years. The Company will be subject to corporate AMT for fiscal 2018 but expects to utilize AMT credits to offset regular tax liability and/or file for refunds of AMT credit carryforwards, if any, beginning in fiscal 2019.

The Company acquired all of the net assets of KED on August 6, 2018 in a tax-free reorganization under Section 368(a) of the Internal Revenue Code. As of the merger date, the Company acquired all of the tax attributes of KED including $6,738 and $2,746 of federal net operating loss carryforwards and net capital loss carryforwards, respectively. Regulations under Section 382 of the Internal Revenue Code limit the use of tax attributes subsequent to ownership changes; however, due to (1) the amount of unrealized gains at KED at the time of the merger and (2) significant taxable income earned after consummation of the merger, the Company was able to utilize all available net operating loss and net capital loss carryforwards.

Although the Company currently has a net deferred tax liability, it periodically reviews the recoverability of its deferred tax assets based on the weight of available evidence. When assessing the recoverability of its deferred tax assets, significant weight is given to the effects of potential future realized and unrealized gains on investments and the period over which these deferred tax assets can be realized.

Based on the Company’s assessment, it has determined that it is more likely than not that its deferred tax assets will be realized through future taxable income of the appropriate character. Accordingly, no valuation allowance has been established for the Company’s deferred tax assets. The Company will continue to assess the need for a valuation allowance in the future. Significant declines in the fair value of its portfolio of investments may change the Company’s assessment regarding the recoverability of its deferred tax assets and may result in a valuation allowance. If a valuation allowance is required to reduce any deferred tax asset in the future, it could have a material impact on the Company’s net asset value and results of operations in the period it is recorded.

Total income taxes were different from the amount computed by applying the federal statutory income tax rate of 21% to the net investment loss and realized and unrealized gains (losses) on investments before taxes as follows:

For the Fiscal Year Ended November 30, 2018
Computed federal income tax expense at 21%	$(11,124)
State income tax expense, net of federal tax	(923)
Effect of pro-rated federal tax rate(1)	(4,333)
Effect of change in state tax rate (0.24% decrease)	3,206
Non-deductible distributions on MRP Shares, dividend received deductions and other, net	(1,061)
Reduction in corporate tax rate as a result of 2017 Tax Cuts and Jobs Act	190,062

Total income tax benefit	$175,827

(1)

The Company’s federal tax rate for fiscal 2018 has been pro-rated for the number of days the Company was subject to the 35% and 21% corporate tax rates. For fiscal 2018, the Company’s effective tax rate is calculated to be 22.2% for federal income tax purposes.

The Company primarily invests in equity securities issued by MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner of MLPs, the Company includes its allocable share of such MLPs’ income or loss in computing its own taxable income or loss. Additionally, for income tax purposes, the Company reduces the cost basis of its MLP investments by the cash distributions received, and increases or decreases the cost basis of its MLP investments by its allocable share of the MLP’s income or loss. During the fiscal year ended November 30, 2018, the Company reduced its tax cost basis by $93,649 due to its 2017 net allocated losses from its MLP investments.

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

The Company utilizes the average cost method to compute the adjusted tax cost basis of its MLP securities.

At November 30, 2018, the cost basis of investments for federal income tax purposes was $2,271,846. The cost basis for federal income tax purposes is $686,196 lower than the cost basis for GAAP reporting purposes primarily due to the additional basis adjustments attributable to the Company’s share of the allocated losses from its MLP investments. At November 30, 2018, gross unrealized appreciation and depreciation of investments and options, if any, for federal income tax purposes were as follows:

Gross unrealized appreciation of investments (including options, if any)	$1,374,959
Gross unrealized depreciation of investments (including options, if any)	(179,576)

Net unrealized appreciation of investments	$1,195,383

7.	Restricted Securities

From time to time, the Company’s ability to sell certain of its investments is subject to certain legal or contractual restrictions. For instance, private investments that are not registered under the Securities Act of 1933, as amended (the “Securities Act”), cannot be offered for public sale in a non-exempt transaction without first being registered. In other cases, certain of the Company’s investments have restrictions such as lock-up agreements that preclude the Company from offering these securities for public sale.

At November 30, 2018, the Company held the following restricted investments:

Investment	Acquisition Date	Type of Restriction	Number of Units (in 000’s)	Cost Basis (GAAP)	Fair Value	Fair Value Per Unit	Percent of Net Assets	Percent of Total Assets
Level 2 Investments(1)

Plains GP Holdings, L.P. —
Plains AAP, L.P.	(2)	(3)	1,622	$5,713	$37,361	$23.03	1.8%	1.1%
Level 3 Investments(4)

Capital Product Partners L.P.
Class B Units	(2)	(5)	3,636	$17,943	$32,727	$9.00	1.6%	0.9%
Dominion Midstream Partners, LP
Convertible Preferred Units	12/1/16	(5)	631	16,686	23,333	36.95	1.2	0.7
MPLX LP
Convertible Preferred Units	5/13/16	(5)	2,255	72,217	83,585	37.06	4.0	2.4

Total				$106,846	$139,645		6.8%	4.0%

Total of all restricted securities				$112,559	$177,006		8.6%	5.1%

(1)

The Company values its investment in Plains AAP, L.P. (“PAGP-AAP”) on an “as exchanged” basis based on the higher public market value of either Plains GP Holdings, L.P. (“PAGP”) or Plains All American, L.P. (“PAA”). As of November 30, 2018, the Company’s PAGP-AAP investment is valued at PAA’s closing price. See Note 3 — Fair Value.

(2)	Security was acquired at various dates in current and/or prior fiscal years.

(3)

The Company’s investment in PAGP-AAP is exchangeable on a one-for-one basis into either PAGP shares or PAA units at the Company’s option. Upon exchange, the PAGP shares or the PAA units will be freely tradable.

(4)	Securities are valued using inputs reflecting the Company’s own assumptions as more fully described in Note 2 — Significant Accounting Policies and Note 3 — Fair Value.

(5)	Unregistered or restricted security of a publicly-traded company.

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

8.	Derivative Financial Instruments

As of November 30, 2018, the Company held no derivative instruments, and during the fiscal year ended November 30, 2018, the Company did not have any activity involving derivative instruments. See Note 2 — Significant Accounting Policies.

9.	Investment Transactions

For the fiscal year ended November 30, 2018, the Company purchased and sold securities in the amounts of $913,547 and $965,818 (excluding short-term investments and options, if any).

10.	Credit Facility, Revolving Term Loan and Term Loan

On February 15, 2018, the Company entered into a $150,000 unsecured revolving credit facility (the “Credit Facility”) with a syndicate of lenders. The Credit Facility has a 364-day term, maturing on February 15, 2019. The interest rate on outstanding borrowings under the Credit Facility may vary between LIBOR plus 1.30% and LIBOR plus 1.95%, depending on the Company’s asset coverage ratios. The Company pays a fee of 0.20% per annum on any unused amounts of the Credit Facility. For the fiscal year ended November 30, 2018, the average amount of borrowings outstanding under the Credit Facility was $18,715 with a weighted average interest rate of 3.52%. As of November 30, 2018, the Company had $39,000 outstanding under the Credit Facility at an interest rate of 3.65%.

At November 30, 2018, the Company had a $150,000 unsecured revolving term loan (the “Revolving Term Loan”). The Revolving Term Loan has a five-year commitment maturing on February 18, 2019, and borrowings under the Revolving Term Loan bear interest at a rate of LIBOR plus 1.30%. The Company pays a fee of 0.25% per annum on any unused amount of the Revolving Term Loan. Amounts borrowed under the Revolving Term Loan may be repaid and subsequently reborrowed. For the fiscal year ended November 30, 2018, the average amount outstanding under the Revolving Term Loan was $7,970 with a weighted average interest rate of 3.39%. As of November 30, 2018, the Company had no borrowings outstanding under the Revolving Term Loan.

In connection with its merger with KED (see Note 1), the Company assumed KED’s $60,000 unsecured term loan (the “Term Loan”). The Term Loan matures on August 11, 2021. The interest rate on $30,000 of the Term Loan is fixed at a rate of 3.06% and the interest rate on the remaining $30,000 is LIBOR plus 1.50%. Amounts repaid under the Term Loan cannot be reborrowed. As of November 30, 2018, $60,000 was borrowed under the Term Loan at a weighted average interest rate of 3.44%. As of November 30, 2018, the Company had $326 of unamortized Term Loan issuance costs.

As of November 30, 2018, the Company was in compliance with all financial and operational covenants required by the Credit Facility, Revolving Term Loan and Term Loan. See Financial Highlights for the Company’s asset coverage ratios under the 1940 Act.

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

11.	Notes

At November 30, 2018, the Company had $716,000 aggregate principal amount of Notes outstanding. The table below sets forth the key terms of each series of Notes outstanding at November 30, 2018. On April 26, 2018, the Company redeemed all $31,000 of its Series W Notes originally scheduled to mature May 26, 2018 at par value.

Series	Principal Outstanding, November 30, 2017	Principal Redeemed	Principal Outstanding, November 30, 2018	Unamortized Issuance Costs	Estimated Fair Value November 30, 2018	Fixed Interest Rate	Maturity Date
W	$31,000	$31,000	$—	$—	$—	4.38%	5/26/18
Z	15,000	—	15,000	7	15,200	3.39%	5/3/19
AA	15,000	—	15,000	21	15,200	3.56%	5/3/20
BB	35,000	—	35,000	76	35,400	3.77%	5/3/21
CC	76,000	—	76,000	210	77,100	3.95%	5/3/22
DD	75,000	—	75,000	36	75,700	2.74%	4/16/19
EE	50,000	—	50,000	116	49,800	3.20%	4/16/21
FF	65,000	—	65,000	220	64,800	3.57%	4/16/23
GG	45,000	—	45,000	185	44,500	3.67%	4/16/25
II	30,000	—	30,000	30	30,200	2.88%	7/30/19
JJ	30,000	—	30,000	86	30,000	3.46%	7/30/21
KK	80,000	—	80,000	362	80,800	3.93%	7/30/24
LL	50,000	—	50,000	123	49,600	2.89%	10/29/20
MM	40,000	—	40,000	151	39,500	3.26%	10/29/22
NN	20,000	—	20,000	84	19,700	3.37%	10/29/23
OO	90,000	—	90,000	410	88,500	3.46%	10/29/24

	$747,000	$31,000	$716,000	$2,117	$716,000

Holders of the fixed rate Notes are entitled to receive cash interest payments semi-annually (on June 19 and December 19) at the fixed rate. As of November 30, 2018, the weighted average interest rate on the outstanding Notes was 3.43%.

As of November 30, 2018, each series of Notes was rated “AAA” by FitchRatings and Kroll Bond Rating Agency (“KBRA”). In the event the credit rating on any series of Notes falls below “A-” (for either FitchRatings or KBRA), the interest rate on such series will increase by 1% during the period of time such series is rated below “A-”. The Company is required to maintain a current rating from one rating agency with respect to each series of Notes and is prohibited from having any rating of less than investment grade (“BBB-”) with respect to each series of Notes.

The Notes were issued in private placement offerings to institutional investors and are not listed on any exchange or automated quotation system. The Notes contain various covenants related to other indebtedness, liens and limits on the Company’s overall leverage. Under the 1940 Act and the terms of the Notes, the Company may not declare dividends or make other distributions on shares of its common stock or make purchases of such shares if, at any time of the declaration, distribution or purchase, asset coverage with respect to senior securities representing indebtedness (including the Notes) would be less than 300%.

The Notes are redeemable in certain circumstances at the option of the Company. The Notes are also subject to a mandatory redemption to the extent needed to satisfy certain requirements if the Company fails to meet an asset coverage ratio required by law and is not able to cure the coverage deficiency by the applicable deadline, or fails to cure a deficiency as stated in the Company’s rating agency guidelines in a timely manner.

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

The Notes are unsecured obligations of the Company and, upon liquidation, dissolution or winding up of the Company, will rank: (1) senior to all of the Company’s outstanding preferred shares; (2) senior to all of the Company’s outstanding common shares; (3) on parity with any unsecured creditors of the Company and any unsecured senior securities representing indebtedness of the Company; and (4) junior to any secured creditors of the Company.

At November 30, 2018, the Company was in compliance with all covenants under the Notes agreements.

12.	Preferred Stock

At November 30, 2018, the Company had 12,680,000 shares of MRP Shares outstanding, with a total liquidation value of $317,000 ($25.00 per share). As a part of the merger (see Note 1), KED preferred stockholders were issued an equivalent number of new KYN Series K MRP Shares with terms identical to their previously held KED Series A MRP Shares. Series K MRP Shares pay quarterly dividends at a rate of 3.37% per annum and mature on April 10, 2020. The table below sets forth the key terms of each series of the MRP Shares at November 30, 2018.

Series	Liquidation Value November 30, 2017	Liquidation Value Issued	Liquidation Value November 30, 2018	Unamortized Issuance Costs	Estimated Fair Value November 30, 2018	Rate	Mandatory Redemption Date
C	$42,000	$—	$42,000	$115	$42,300	5.20%	11/9/20
F(1)	125,000	—	125,000	547	125,000	3.50%	4/15/20
H	50,000	—	50,000	257	49,100	4.06%	7/30/21
I	25,000	—	25,000	169	24,200	3.86%	10/29/22
J	50,000	—	50,000	433	48,100	3.36%	11/9/21
K	—	25,000	25,000	40	24,600	3.37%	4/10/20

	$292,000	$25,000	$317,000	$1,561	$313,300

(1)	Series F MRP Shares are publicly traded on the NYSE under the symbol “KYNPRF”. The fair value is based on the price of $25.00 as of November 30, 2018.

Holders of the Series C, H, I, J and K MRP Shares are entitled to receive cumulative cash dividend payments on the first business day following each quarterly period (February 28, May 31, August 31 and November 30). Holders of the Series F MRP Shares are entitled to receive cumulative cash dividend payments on the first business day of each month.

As of November 30, 2018, each series of MRP Shares was rated “A” by FitchRatings and “A+” by KBRA.

The table below outlines the terms of each series of MRP Shares. The dividend rate on the Company’s MRP Shares will increase if the credit rating is downgraded below “A”. Further, the annual dividend rate for all series of MRP Shares will increase by 4.0% if no ratings are maintained, and the annual dividend rate will increase by 5.0% if the Company fails to make dividend or certain other payments. The Company is required to maintain a current rating from one rating agency with respect to each series of MRP Shares.

	Series C, H, I, J and K	Series F
Ratings Threshold	“A”	“A”
Method of Determination	Lowest Credit Rating	Highest Credit Rating
Increase in Annual Dividend Rate	0.5% to 4.0%	0.75% to 4.0%

The MRP Shares rank senior to all of the Company’s outstanding common shares and on parity with any other preferred stock. The MRP Shares are redeemable in certain circumstances at the option of the Company

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

and are also subject to a mandatory redemption if the Company fails to meet a total leverage (debt and preferred stock) asset coverage ratio of 225% or fails to maintain its basic maintenance amount as stated in the Company’s rating agency guidelines.

Under the terms of the MRP Shares, the Company may not declare dividends or pay other distributions on shares of its common stock or make purchases of such shares if, at any time of the declaration, distribution or purchase, asset coverage with respect to total leverage would be less than 225% or the Company would fail to maintain its basic maintenance amount as stated in the Company’s rating agency guidelines.

The holders of the MRP Shares have one vote per share and will vote together with the holders of common stock as a single class except on matters affecting only the holders of MRP Shares or the holders of common stock. The holders of the MRP Shares, voting separately as a single class, have the right to elect at least two directors of the Company.

At November 30, 2018, the Company was in compliance with the asset coverage and basic maintenance requirements of its MRP Shares.

13.	Common Stock

At November 30, 2018, the Company had 187,320,000 shares of common stock authorized and 126,202,954 shares outstanding. As of November 30, 2018, KAFA owned 86 shares of the Company. Transactions in common shares for the fiscal year ended November 30, 2018 were as follows:

Shares outstanding at November 30, 2017	114,877,080
Shares issued in connection with the merger of KED (see Note 1)	10,384,958
Shares issued through reinvestment of distributions	940,916

Shares outstanding at November 30, 2018	126,202,954

14.	Subsequent Events

On December 14, 2018, the Company declared monthly distributions of $0.12 per common share to be paid on January 31, February 28, and March 29 of 2019.

On December 31, 2018, the Company paid its previously declared distribution of $0.15 per common share. Of the total distribution of $18,930, pursuant to the Company’s dividend reinvestment plan, $1,688 was reinvested into the Company through the issuance of 134,160 shares of common stock.

On January 11, 2019, KAFA announced that Kevin S. McCarthy plans to step down as Chief Executive Officer of the Company in June 2019 and as Chairman of the Board in June 2020. The Board of Directors of the Company intends to elect James C. Baker as Chief Executive Officer of the Company effective July 1, 2019.

The Company has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of Kayne Anderson MLP/Midstream Investment Company

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Kayne Anderson MLP/Midstream Investment Company (the “Company”) as of November 30, 2018, the related statements of operations and cash flows for the year ended November 30, 2018, the statement of changes in net assets applicable to common stockholders for each of the two years in the period ended November 30, 2018, including the related notes, and the financial highlights for each of the ten years in the period ended November 30, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of November 30, 2018, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended November 30, 2018 and the financial highlights for each of the ten years in the period ended November 30, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2018 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Los Angeles, CA

January 25, 2019

We have served as the auditor of one or more investment companies in the Kayne Anderson Funds Family since 2004.

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

PRIVACY POLICY NOTICE

(UNAUDITED)

Rev. 01/2011

FACTS	WHAT DOES KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY (“KYN”) DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

∎  Social Security number and account balances

∎  Payment history and transaction history

∎  Account transactions and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons KYN chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does KYN share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 877-657-3863 or go to www.kaynefunds.com

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

PRIVACY POLICY NOTICE

(UNAUDITED)

Who we are

Who is providing this notice?	KYN

What we do

How does KYN protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Access to your personal information is on a need-to-know basis. KYN has adopted internal policies to protect your non-public personal information.

How does KYN collect my personal information?

We collect your personal information, for example, when you

Provide account information

Buy securities from us or make a wire transfer

∎  Give us your contact information

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

∎  sharing for affiliates’ everyday business purposes — information about your creditworthiness

∎  affiliates from using your information to market to you

∎  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ∎ KYN does not share with our affiliates.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ∎ KYN does not share with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ∎ KYN doesn’t jointly market.

Other important information

None.

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

DIVIDEND REINVESTMENT PLAN

(UNAUDITED)

Kayne Anderson MLP/Midstream Investment Company, a Maryland corporation (the “Company”), has adopted the following plan (the “Plan”) with respect to distributions declared by its Board of Directors (the “Board”) on shares of its Common Stock:

1. Unless a stockholder specifically elects to receive cash as set forth below, all distributions hereafter declared by the Board shall be payable in shares of the Common Stock of the Company, and no action shall be required on such stockholder’s part to receive a distribution in stock.

2. Such distributions shall be payable on such date or dates as may be fixed from time to time by the Board to stockholders of record at the close of business on the record date(s) established by the Board for the distribution involved.

3. The Company may use newly-issued shares of its Common Stock or purchase shares in the open market in connection with the implementation of the plan. The number of shares to be issued to a stockholder shall be based on share price equal to 95% of the closing price of the Company’s Common Stock one day prior to the dividend payment date.

4. The Board may, in its sole discretion, instruct the Company to purchase shares of its Common Stock in the open market in connection with the implementation of the Plan as follows: If the Company’s Common Stock is trading below net asset value at the time of valuation, upon notice from the Company, the Plan Administrator (as defined below) will receive the dividend or distribution in cash and will purchase Common Stock in the open market, on the New York Stock Exchange or elsewhere, for the Participants’ accounts, except that the Plan Administrator will endeavor to terminate purchases in the open market and cause the Company to issue the remaining shares if, following the commencement of the purchases, the market value of the shares, including brokerage commissions, exceeds the net asset value at the time of valuation. These remaining shares will be issued by the Company at a price equal to the greater of (i) the net asset value at the time of valuation or (ii) 95% of the then current market price.

5. In a case where the Plan Administrator has terminated open market purchases and caused the issuance of remaining shares by the Company, the number of shares received by the participant in respect of the cash dividend or distribution will be based on the weighted average of prices paid for shares purchased in the open market, including brokerage commissions, and the price at which the Company issues the remaining shares. To the extent that the Plan Administrator is unable to terminate purchases in the open market before the Plan Administrator has completed its purchases, or remaining shares cannot be issued by the Company because the Company declared a dividend or distribution payable only in cash, and the market price exceeds the net asset value of the shares, the average share purchase price paid by the Plan Administrator may exceed the net asset value of the shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Company.

6. A stockholder may, however, elect to receive his or its distributions in cash. To exercise this option, such stockholder shall notify American Stock Transfer & Trust Company, the plan administrator and the Company’s transfer agent and registrar (collectively the “Plan Administrator”), in writing so that such notice is received by the Plan Administrator no later than the record date fixed by the Board for the distribution involved.

7. The Plan Administrator will set up an account for shares acquired pursuant to the Plan for each stockholder who has not so elected to receive dividends and distributions in cash (each, a “Participant”). The Plan Administrator may hold each Participant’s shares, together with the shares of other Participants, in non-certificated form in the Plan Administrator’s name or that of its nominee. Upon request by a Participant, received no later than three (3) days prior to the payable date, the Plan Administrator will, instead of crediting shares to and/or carrying shares in a Participant’s account, issue, without charge to the Participant, a certificate registered in the Participant’s name for the number of whole shares payable to the Participant

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

DIVIDEND REINVESTMENT PLAN

(UNAUDITED)

and a check for any fractional share less a broker commission on the sale of such fractional shares. If a request to terminate a Participant’s participation in the Plan is received less than three (3) days before the payable date, dividends and distributions for that payable date will be reinvested. However, subsequent dividends and distributions will be paid to the Participant in cash.

8. The Plan Administrator will confirm to each Participant each acquisition made pursuant to the Plan as soon as practicable but not later than ten (10) business days after the date thereof. Although each Participant may from time to time have an undivided fractional interest (computed to three decimal places) in a share of Common Stock of the Company, no certificates for a fractional share will be issued. However, dividends and distributions on fractional shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Plan Administrator will adjust for any such undivided fractional interest in cash at the market value of the Company’s shares at the time of termination.

9. The Plan Administrator will forward to each Participant any Company related proxy solicitation materials and each Company report or other communication to stockholders, and will vote any shares held by it under the Plan in accordance with the instructions set forth on proxies returned by Participants to the Company.

10. In the event that the Company makes available to its stockholders rights to purchase additional shares or other securities, the shares held by the Plan Administrator for each Participant under the Plan will be added to any other shares held by the Participant in certificated form in calculating the number of rights to be issued to the Participant.

11. The Plan Administrator’s service fee, if any, and expenses for administering the Plan will be paid for by the Company.

12. Each Participant may terminate his or its account under the Plan by so notifying the Plan Administrator via the Plan Administrator’s website at www.amstock.com, by filling out the transaction request form located at the bottom of the Participant’s Statement and sending it to American Stock Transfer and Trust Company, P.O. Box 922, Wall Street Station, New York, NY 10269-0560 or by calling the Plan Administrator at (888) 888-0317. Such termination will be effective immediately. The Plan may be terminated by the Company upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Company. Upon any termination, the Plan Administrator will cause a certificate or certificates to be issued for the full shares held for the Participant under the Plan and a cash adjustment for any fractional share to be delivered to the Participant without charge to the Participant. If a Participant elects by his or its written notice to the Plan Administrator in advance of termination to have the Plan Administrator sell part or all of his or its shares and remit the proceeds to the Participant, the Plan Administrator is authorized to deduct a $15.00 transaction fee plus a $0.10 per share brokerage commission from the proceeds.

13. These terms and conditions may be amended or supplemented by the Company at any time but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Plan Administrator receives written notice of the termination of his or its account under the Plan. Any such amendment may include an appointment by the Plan Administrator in its place and stead of a successor agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Administrator under these terms and conditions. Upon any such appointment of any agent for the purpose of receiving dividends and distributions, the Company will be authorized to pay to such successor agent, for each Participant’s account, all dividends and distributions payable on shares of the

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

DIVIDEND REINVESTMENT PLAN

(UNAUDITED)

Company held in the Participant’s name or under the Plan for retention or application by such successor agent as provided in these terms and conditions.

14. The Plan Administrator will at all times act in good faith and use its best efforts within reasonable limits to ensure its full and timely performance of all services to be performed by it under this Plan and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Plan Administrator’s negligence, bad faith, or willful misconduct or that of its employees or agents.

15. These terms and conditions shall be governed by the laws of the State of Maryland.

Adopted: September 27, 2004

Amended: December 13, 2005

Amended: March 12, 2009

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

INFORMATION CONCERNING DIRECTORS AND CORPORATE OFFICERS

(UNAUDITED)

Independent Directors(1)

Name(2), (Year Born)	Position(s) Held with Company, Term of Office/ Time of Service	Principal Occupations During Past Five Years	Other Directorships Held by Director/Officer During Past Five Years

William R. Cordes (born 1948)	New term director until the 2020 Annual Meeting of Stockholders	Retired from Northern Border Pipeline Company in March 2007 after serving as President from October 2000 to March 2007. Chief Executive Officer of Northern Border Partners, L.P. from October 2000 to April 2006. President of Northern Natural Gas Company from 1993 to 2000. President of Transwestern Pipeline Company from 1996 to 2000.

Current:

•  Kayne Anderson Midstream/ Energy Fund, Inc. (“KMF”)

Prior:

•  Kayne Anderson Energy Development Company (“KED”)

•  Boardwalk Pipeline Partners, LP (midstream MLP)

•  Northern Border Partners, L.P. (midstream MLP)

Anne K. Costin (born 1950)	Director. 3-year term (until the 2019 Annual Meeting of Stockholders)/served since inception	Professor at the Amsterdam Institute of Finance from 2007 through 2013. Adjunct Professor in the Finance and Economics Department of Columbia University Graduate School of Business in New York from 2004 through 2007. As of March 1, 2005, Ms. Costin retired after a 28-year career at Citigroup. During the seven years prior to her retirement, Ms. Costin was Managing Director and Global Deputy Head of the Project & Structured Trade Finance product group within Citigroup’s Investment Banking Division.	Current: • KMF Prior: • Kayne Anderson Energy Total Return Fund, Inc. (“KYE”)

Barry R. Pearl (born 1949)	New term director until the 2020 Annual Meeting of Stockholders	Management consultant to Northstar Midstream, a private developer and operator of petroleum infrastructure assets from March 2016 to July 2018, Executive Vice President of Kealine, LLC, (and its affiliate WesPac Midstream LLC an energy infrastructure developer), from February 2007 to March 2016. Provided management consulting services from January 2006 to February 2007. President of Texas Eastern Products Pipeline Company, LLC (“TEPPCO”), (the general partner of TEPPCO Partners, L.P.,) from February 2001 to December 2005. Chief Executive Officer and director of TEPPCO from May 2002 to December 2005; and Chief Operating Officer from February 2001 to May 2002.

Current:

•  KMF

•  Magellan Midstream Partners, L.P. (midstream MLP)

Prior:

•  KED

•  Peregrine Midstream Partners LLC (natural gas storage)

•  Seaspan Corporation (containership chartering)

•  Targa Resources Partners LP (midstream MLP)

•  TEPPCO Partners, L.P.
(midstream MLP)

Albert L. Richey (born 1949)	New term director until the 2019 Annual Meeting of Stockholders	Retired from Anadarko Petroleum Corporation in August 2016 after serving as Senior Vice President Finance and Treasurer from January 2013 to August 2016; Vice President Special Projects from January 2009 to December 2012; Vice President Corporate Development from 2006 to December 2008; Vice President and Treasurer from 1995 to 2005 and Treasurer from 1987 to 1995.	Current: • KMF Prior: • KED • Boys & Girls Clubs of Houston • Boy Scouts of America

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

INFORMATION CONCERNING DIRECTORS AND CORPORATE OFFICERS

(UNAUDITED)

Independent Directors(1)

Name(2), (Year Born)	Position(s) Held with Company, Term of Office/ Time of Service	Principal Occupations During Past Five Years	Other Directorships Held by Director/Officer During Past Five Years

William H. Shea, Jr. (born 1954)	Director. 3-year term (until the 2021 Annual Meeting of Stockholders)/served since March 2008	Chief Executive Officer of Mainline Energy Partners, LLC since July 2016. Chief Executive Officer and President of Niska Gas Storage Partners LLC from May 2014 to July 2016. Chief Executive Officer of the general partner of PVR Partners, L.P. (PVR) from March 2010 to March 2014. Chief Executive Officer and President of the general partner of Penn Virginia GP Holdings, L.P. (PVG), from March 2010 to March 2011. Private investor from June 2007 to March 2010. From September 2000 to June 2007, President, Chief Executive Officer and Director (Chairman from May 2004 to June 2007) of Buckeye Partners L.P. (BPL). From May 2004 to June 2007, President, Chief Executive Officer and Chairman of Buckeye GP Holdings L.P. (BGH) and its predecessors.

Current:

•  KMF

•  Mainline Energy Partners, LLC
(midstream energy)

•  USA Compression Partners, LP
(natural gas compression MLP)

Prior:

•  KYE

•  BGH
(general partner of BPL)

•  BPL
(midstream MLP)

•  Gibson Energy ULC
(midstream energy)

•  Niska Gas Storage Partners LLC
(natural gas storage)

•  PVG
(owned general partner of PVR)

•  PVR
(midstream MLP)

•  Penn Virginia Corporation
(oil and gas exploration and production company)

William L. Thacker (born 1945)	New term director until the 2021 Annual Meeting of Stockholders	Chairman of the Board of Directors of Copano Energy, L.L.C. from 2009 to 2013. Retired from the Board of TEPPCO in May 2002 after serving as Chairman from March 1997 to May 2002; Chief Executive Officer from January 1994 to May 2002; and President, Chief Operating Officer and Director from September 1992 to January 1994.

Current:

•  KMF

•  QEP Resources Inc.
(oil and gas exploration and production company)

Prior:

•  KED

•  Copano Energy, L.L.C.
(midstream MLP)

•  GenOn Energy, Inc.
(electricity generation and sales)

•  Pacific Energy Partners, L.P. (midstream MLP)

•  TEPPCO Partners, L.P.
(midstream MLP)

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

INFORMATION CONCERNING DIRECTORS AND CORPORATE OFFICERS

(UNAUDITED)

Interested Directors and Non-Director Officers

Name(2), (Year Born)	Position(s) Held with Company, Term of Office/ Time of Service	Principal Occupations During Past Five Years	Other Directorships Held by Director/Officer During Past Five Years

Kevin S. McCarthy(3) (born 1959)	Chairman of the Board of Directors and Chief Executive Officer. 3-year term as a director (until the 2021 Annual Meeting of Stockholders), elected annually as an officer/served since inception	Managing Partner of KACALP since June 2004 and Co-Managing Partner of KAFA since 2006. Chief Executive Officer of KMF since inception (2010); KYE from inception (2005) through merger (August 2018); and KED from inception (2006) through merger (August 2018).

Current:

•  KMF

•  Altus Midstream Company (midstream company)

Prior:

•  KYE

•  KED

•  Clearwater Natural Resources, L.P.
(coal mining)

•  Direct Fuels Partners, L.P.
(transmix refining and fuels distribution)

•  Emerge Energy Services LP
(frac sand MLP)

•  International Resource Partners LP
(coal mining)

•  K-Sea Transportation Partners LP
(shipping MLP)

•  ONEOK, Inc. (midstream company)

•  ProPetro Services, Inc.
(oilfield services)

•  Range Resources Corporation
(oil and gas exploration and production company)

James C. Baker (born 1972)	New director to serve until the 2019 Annual Meeting of Stockholders. President since June 2016. Executive Vice President from June 2008 to June 2016. Elected annually/served since June 2005	Senior Managing Director of KACALP and KAFA since February 2008. President of KMF since June 2016 and of KYE and KED from June 2016 through merger (August 2018). Executive Vice President of KYE and KED from June 2008 to June 2016 and of KMF from August 2010 to June 2016.	Current: • KMF Prior: • KED • K-Sea Transportation Partners LP (shipping MLP) • Petris Technology, Inc. (data management for energy companies) • ProPetro Services, Inc. (oilfield services)

J.C. Frey (born 1968)	Executive Vice President since June 2008. Elected annually/served since inception.	Managing Partner of KACALP since 2004 and Co-Managing Partner of KAFA since 2006. Executive Vice President of KYE and KED from June 2008 through merger (August 2018) and of KMF since August 2010. Assistant Secretary and Assistant Treasurer of KMF from August 2010 to January 2019, KYE from 2005 through merger (August 2018) and of KED from 2006 through merger (August 2018).	None

Terry A. Hart (born 1969)	Chief Financial Officer, Treasurer and Assistant Secretary. Elected annually/served since 2005	Managing Director of KACALP since December 2005 and Chief Financial Officer of KAFA since 2006. Chief Financial Officer and Treasurer of KMF since August 2010; KYE from December 2005 through merger (August 2018); and KED from September 2006 through merger (August 2018). Assistant Secretary of KMF since January 2019. Chief Financial Officer of Kayne Anderson Acquisition Corp. December 2016 to November 2018.	Current: • The Source for Women (not-for-profit organization) Prior: • KED

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

INFORMATION CONCERNING DIRECTORS AND CORPORATE OFFICERS

(UNAUDITED)

Interested Directors and Non-Director Officers

Name(2), (Year Born)	Position(s) Held with Company, Term of Office/ Time of Service	Principal Occupations During Past Five Years	Other Directorships Held by Director/Officer During Past Five Years

Ron M. Logan, Jr. (born 1960)	Senior Vice President Elected annually/served since September 2012	Senior Managing Director of KACALP and KAFA since February 2014. Managing Director of KACALP and KAFA from September 2006 to February 2014. Senior Vice President of KMF since June 2012, KED from September 2006 through merger (August 2018) and of KYE from September 2012 through merger (August 2018).	Prior • VantaCore Partners LP (aggregates MLP)

Jody C. Meraz (born 1978)	Senior Vice President. Elected annually/served since June 2011	Managing Director of KACALP and KAFA since February 2014. Senior Vice President of KACALP and KAFA from 2011 to February 2014. Vice President of KMF since 2011 and of KYE and KED from 2011 through merger (August 2018).	None

Alan R. Boswell (born 1978)	Vice President. Elected annually/served since September 2017	Managing Director of KACALP and KAFA since January 2018. Senior Vice President of KACALP and KAFA from July 2014 to January 2018. Vice President of KACALP and KAFA from 2012 to July 2014. Vice President of KMF since 2017 and of KYE and KED from 2017 through merger (August 2018).	None

A. Colby Parker (born 1987)	Assistant Treasurer, Elected annually/served since January 2019	Assistant Treasurer of KMF since January 2019. Controller of KAFA since July 2015. Finance and Treasury Analyst of KAFA from June 2014 to June 2015.	None

Michael J. O’Neil (born 1983)	Chief Compliance Officer. Elected annually/served since December 2013	Chief Compliance Officer of KACALP and KAFA since March 2012 and of KMF since December 2013 and of KYE and KED from December 2013 through merger (August 2018) and of KA Associates, Inc. (broker-dealer) since January 2013. A compliance officer at BlackRock Inc. from January 2008 to February 2012.	None

David J. Shladovsky (born 1960)	Secretary. Elected annually/served since inception	General Counsel of KACALP since 1997 and of KAFA since 2006. Secretary of KMF since August 2010, of KYE from 2005 through merger (August 2018) and of KED from 2006 through merger (August 2018). Chief Compliance Officer (through December 2013) of KYE since 2005; of KED since 2006; and of KMF since August 2010.	None

(1)

The 1940 Act requires the term “Fund Complex” to be defined to include registered investment companies advised by KAFA, the Company’s investment adviser, and the Fund Complex included the Company and KMF. Each Independent Director oversees two registered investment companies in the Fund Complex, the Company and KMF, as noted above.

(2)	The address of each director and corporate officer is c/o KA Fund Advisors, LLC, 811 Main Street, 14th Floor, Houston, Texas, 77002.

(3)	Mr. McCarthy is an “interested person” of the Company as defined in the 1940 Act by virtue of his employment relationship with KAFA.

Additional information regarding the Company’s directors is contained in the Company’s Statement of Additional Information, the most recent version of which can be found on the Company’s website at www.kaynefunds.com or is available without charge, upon request, by calling (877) 657-3863.

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

ANNUAL CERTIFICATION

(UNAUDITED)

The Company’s Chief Executive Officer has filed an annual certification with the NYSE that, as of the date of the certification, he was unaware of any violation by the Company of the NYSE’s corporate governance listing standards.

PROXY VOTING AND PORTFOLIO HOLDINGS INFORMATION

(UNAUDITED)

The policies and procedures that the Company uses to determine how to vote proxies relating to its portfolio securities are available:

•	without charge, upon request, by calling (877) 657-3863/MLP-FUND;

•	on the Company’s website, www.kaynefunds.com; and

•	on the SEC’s website, www.sec.gov.

Information regarding how the Company voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (877) 657-3863/MLP-FUND, and on the SEC’s website at www.sec.gov (see Form N-PX).

The Company files a complete schedule of its portfolio holdings for the first and third quarters of each of its fiscal years with the SEC on Form N-Q and Form N-30B-2. The Company’s Form N-Q and Form N-30B-2 are available on the SEC’s website at www.sec.gov. The Company also makes its Form N-Q and Form N-30B-2 available on its website at www.kaynefunds.com.

REPURCHASE DISCLOSURE

(UNAUDITED)

Notice is hereby given in accordance with Section 23(c) of the 1940 Act, that the Company may from time to time purchase shares of its common and preferred stock and its Notes in the open market or in privately negotiated transactions.

Directors and Corporate Officers

Kevin S. McCarthy	Chairman of the Board of Directors and Chief Executive Officer

William R. Cordes	Director

Anne K. Costin	Director

Barry R. Pearl	Director

Albert L. Richey	Director

William H. Shea, Jr.	Director

William L. Thacker	Director

James C. Baker	Director and President

Terry A. Hart	Chief Financial Officer, Treasurer and Assistant Secretary

David J. Shladovsky	Secretary

Michael J. O’Neil	Chief Compliance Officer

J.C. Frey	Executive Vice President

Ron M. Logan, Jr.	Senior Vice President

Jody C. Meraz	Senior Vice President

Alan R. Boswell	Vice President

A. Colby Parker	Assistant Treasurer

Investment Adviser KA Fund Advisors, LLC 811 Main Street, 14th Floor Houston, TX 77002	Administrator Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

1800 Avenue of the Stars, Third Floor Los Angeles, CA 90067	Stock Transfer Agent and Registrar American Stock Transfer & Trust Company, LLC 6201 15th Avenue Brooklyn, NY 11219 (888) 888-0317

Custodian JPMorgan Chase Bank, N.A. 14201 North Dallas Parkway, Second Floor Dallas, TX 75254	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP 601 S. Figueroa Street, Suite 900 Los Angeles, CA 90017

Legal Counsel Paul Hastings LLP 101 California Street, Forty-Eighth Floor San Francisco, CA 94111

Please visit us on the web at www.kaynefunds.com or call us toll-free at 1-877-657-3863.

This report, including the financial statements herein, is made available to stockholders of the Company for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Company or of any securities mentioned in this report.

Item 2.    Code of Ethics.

(a) As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(c) and (d) During the period covered by this report, there was no amendment to, and no waiver, including implicit waiver, was granted from, any provision of the Registrant’s code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(f)(1) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit (EX-99.CODE ETH) a copy of its code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

Item 3.    Audit Committee Financial Expert.

(a)(1) The Registrant’s board of directors has determined that the Registrant has four audit committee financial experts serving on its Audit Committee.

(a)(2) The audit committee financial experts are William R. Cordes, Anne K. Costin, Barry R. Pearl and Albert L. Richey. Messrs. Cordes, Pearl and Richey and Ms. Costin are “independent” for purposes of this Item.

Item 4.    Principal Accountant Fees and Services.

(a) through (d) The information in the table below is provided for professional services rendered to the Registrant by its independent registered public accounting firm, PricewaterhouseCoopers LLP, during the Registrant’s (i) fiscal year ended November 30, 2018, and (ii) fiscal year ended November 30, 2017.

	2018	2017
Audit Fees	$223,000	$190,000
Audit-Related Fees	17,000	42,000
Tax Fees	160,000	214,000
All Other Fees	—	—

Total	$400,000	$446,000

With respect to the table above, “Audit Fees” are the aggregate fees billed for professional services for the audit of the Registrant’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements. “Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under “Audit Fees.” “Tax Fees” are the aggregate fees billed for professional services for tax compliance, tax advice and tax planning.

(e)(1) Audit Committee Pre-Approval Policies and Procedures.

(i) Before the auditor is engaged by the Registrant to render audit, audit related or permissible non-audit services to the Registrant or (ii) with respect to non-audit services to be provided by the auditor to the Registrant’s investment adviser or any entity in the Registrant’s investment company complex, if the nature of the services provided relate directly to the operations or financial reporting of the Registrant, either: (a) the Audit Committee shall pre-approve such engagement; or (b) such engagement shall be entered into pursuant to pre-approval policies and procedures established by the Audit Committee. Any such policies and procedures must be detailed as to the particular service and not involve any delegation of the Audit Committee’s responsibilities to the Registrant’s investment adviser. The Audit Committee may delegate to one or more of its members the authority to grant pre-approvals. The pre-approval policies and procedures shall include the requirement that the decisions of any member to whom authority is delegated under this provision be presented to the full Audit Committee at its next scheduled meeting. Under certain limited circumstances, pre-approvals are not required if certain de minimis thresholds are not exceeded, as such thresholds are set forth by the Audit Committee and in accordance with applicable Securities and Exchange Commission rules and regulations.

(e)(2) None of the services provided to the Registrant described in paragraphs (b) through (d) of this Item 4 were pre-approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees billed by PricewaterhouseCoopers LLP for services rendered to the Registrant for the fiscal years ended November 30, 2018 and 2017 were $160,000 and $214,000, respectively. The aggregate non-audit fees billed by PricewaterhouseCoopers LLP totaled $3,666,000 and $4,893,000 for services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the fiscal years ended November 30, 2018 and 2017, respectively.

(h) The Registrant’s Audit Committee has considered the provision of non-audit services that were rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X and has determined that the provision of such non-audit services is compatible with maintaining the Registrant’s principal accountant’s independence.

Item 5.    Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”). William R. Cordes (Chair), Anne K. Costin, Barry R. Pearl and Albert L. Richey, are the members of the Registrant’s Audit Committee.

Item 6.    Investments.

(a) Please see the Schedule of Investments contained in the KYN Annual Report for the fiscal year ended November 30, 2018 included under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7.    Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Registrant has delegated the voting of proxies relating to its voting securities to its investment adviser, KA Fund Advisors, LLC (the “Adviser”). The respective proxy voting policies and procedures of the Registrant and the Adviser are attached as Exhibit 99.VOTEREG and Exhibit 99.VOTEADV hereto.

Item 8.    Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) As of the date of filing of this report, the following individuals (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Registrant’s portfolio:

Kevin S. McCarthy has served as the Registrant’s, Chief Executive Officer and co-portfolio manager since June 2004 and has served as the Chief Executive Officer and co-portfolio manager of Kayne Anderson Energy Total Return Fund, Inc. (“KYE”) from May 2005 through merger (August 2018), of Kayne Anderson Energy Development Company (“KED”) from September 2006 through merger (August 2018), and of Kayne Anderson Midstream/Energy Fund, Inc. (“KMF”) since November 2010. Mr. McCarthy has served as a Managing Partner of Kayne Anderson Capital Advisors, L.P. (“KACALP”) since June 2004 and Co-Managing Partner of the Adviser (together with KACALP, “Kayne Anderson”) since 2006. Prior to that, he was Global Head of Energy at UBS Securities LLC. In this role, he had senior responsibility for all of UBS’ energy investment banking activities. Mr. McCarthy was with UBS Securities from 2000 to 2004. From 1995 to 2000, Mr. McCarthy led the energy investment banking activities of Dean Witter Reynolds and then PaineWebber Incorporated. He began his investment banking career in 1984. He earned a BA degree in Economics and Geology from Amherst College in 1981, and an MBA degree in Finance from the University of Pennsylvania’s Wharton School in 1984.

J.C. Frey is the Registrant’s Executive Vice President (since June 2008) and co-portfolio manager (since June 2004), and was the Registrant’s Assistant Secretary and Assistant Treasurer from June 2004 to January 2019. Mr. Frey has served as a Managing Partner of KACALP since 2004 and Co-Managing Partner of the Adviser since 2006. He serves as portfolio manager of Kayne Anderson’s various funds investing in master limited partnership (“MLP”) securities, including serving as a co-portfolio manager, Assistant Secretary and Assistant Treasurer of KYE from May 2005 through merger (August 2018), and of KED from September 2006 through merger (August 2018), Vice President of KYE from May 2005 through June 2008 and of KED from September 2006 through July 2008, Executive Vice President of KYE from June 2008 through merger (August 2018), and of KED from July 2008 through merger (August 2018), and Executive Vice President and co-portfolio manager of KMF since November 2010, and Assistant Secretary and Assistant Treasurer of KMF from November 2010 to January 2019. Mr. Frey began investing in MLPs on behalf of Kayne Anderson in 1998 and has served as portfolio manager of Kayne Anderson’s MLP funds since their inception in 2000. In addition to the closed-end funds, Mr. Frey manages approximately $4 billion in assets in MLPs and midstream companies and other Kayne Anderson energy funds. Prior to joining Kayne Anderson in 1997, Mr. Frey was a CPA and audit

2

manager in KPMG Peat Marwick’s financial services group, specializing in banking and finance clients and loan securitizations. Mr. Frey graduated from Loyola Marymount University with a BS degree in Accounting in 1990. In 1991, he received a Master’s degree in Taxation from the University of Southern California.

James C. Baker is the Registrant’s Director and President and co-portfolio manager of KYN and KMF (since November 2017) and of KYE and KED from November 2017 through merger (August 2018). Mr. Baker has served as Senior Managing Director of KACALP and the Adviser since February 2008; President of KYN and KMF since June 2016 and of KYE and KED from June 2016 through merger (August 2018); and Executive Vice President of KYN and KYE from June 2008 to June 2016 and of KED and KMF from August 2010 to June 2016. Prior to joining Kayne Anderson in 2004, Mr. Baker was Director in Planning and Analysis at El Paso Corporation from April 2004 to December 2004. Prior to that, he was a Director in the energy investment banking group at UBS Securities LLC. At UBS, he focused on securities underwriting and mergers and acquisitions in the energy industry. Prior to joining UBS in 2000, Mr. Baker was an Associate in the energy investment banking group at PaineWebber Incorporated. He earned a BBA degree in Finance from the University of Texas at Austin in 1995 and an MBA degree in Finance from Southern Methodist University in 1997.

(a)(2)(i) and (ii) Other Accounts Managed by Portfolio Managers:

The following table reflects information regarding accounts for which the Portfolio Managers have day-to-day management responsibilities (other than the Registrant). Accounts are grouped into three categories: (i) registered investment companies, (ii) other pooled investment vehicles, and (iii) other accounts, and include accounts that pay advisory fees based on account performance shown in the separate table below under (a)(2)(iii). Information is shown as of November 30, 2018. Asset amounts are approximate and have been rounded.

	Registered Investment Companies (excluding the Registrant)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets in the Accounts ($ in millions)	Number of Accounts	Total Assets in the Accounts ($ in millions)	Number of Accounts	Total Assets in the Accounts ($ in millions)

Kevin S. McCarthy	1	$913	—	$—	10	$263
J.C. Frey	3	$1,287	13	$2,230	15	$959
James C. Baker	1	$913	—	$—	10	$263

(a)(2)(iii) Other Accounts that Pay Performance-Based Advisory Fees Managed by Portfolio Managers:

The following table reflects information regarding accounts for which the Portfolio Managers have day-to-day management responsibilities (other than the Registrant) and with respect to which the advisory fee is based on the performance of the account. Information is shown as of November 30, 2018. Asset amounts are approximate and have been rounded.

	Registered Investment Companies (excluding the Registrant)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets in the Accounts ($ in millions)	Number of Accounts	Total Assets in the Accounts ($ in millions)	Number of Accounts	Total Assets in the Accounts ($ in millions)

Kevin S. McCarthy	—	N/A	—	$—	8	$247
J.C. Frey	—	N/A	10	$2,191	5	$385
James C. Baker	—	N/A	—	$—	8	$247

(a)(2)(iv) Potential Material Conflicts of Interest:

Some of the other accounts managed by Messrs. McCarthy, Frey and Baker have investment strategies that are similar to those of the Registrant. However, Kayne Anderson manages potential conflicts of interest by allocating investment opportunities in accordance with its written allocation policies and procedures.

(a)(3) Compensation of Each Portfolio Manager:

As of November 30, 2018, Messrs. McCarthy, Frey and Baker are compensated by Kayne Anderson through partnership distributions from Kayne Anderson, based on the amount of assets they manage, and they receive a portion of the advisory fees applicable to those accounts (including the Registrant), which, with respect to certain accounts (not including the Registrant), as noted above, are based in part on the performance of those accounts.

Additional benefits received by Messrs. McCarthy, Frey and Baker are normal and customary benefits generally available to all salaried employees.

(a)(4) As of November 30, 2018, the end of the Registrant’s most recently completed fiscal year, the dollar range of equity securities beneficially owned by each Portfolio Manager in the Registrant is shown below:

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Kevin S. McCarthy: over $1,000,000

J.C. Frey: over $1,000,000

James C. Baker: over $1,000,000

(b) Not applicable.

Item 9.    Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares Purchased		(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares that May Yet Be Purchased Under the Plans or Programs
December 1-31, 2017	—		$—	—	Not applicable.
January 1-31, 2018	—		$—	—	Not applicable.
February 1-28, 2018	—		$—	—	Not applicable.
March 1-31, 2018	—		$—	—	Not applicable.
April 1-30, 2018	—		$—	—	Not applicable.
May 1-31, 2018	—		$—	—	Not applicable.
June 1-30, 2018	—		$—	—	Not applicable.
July 1-31, 2018	—		$—	—	Not applicable.
August 1-31, 2018	—		$—	—	Not applicable.
September 1-30, 2018	89,168	*	$18.10	—	Not applicable.
October 1-31, 2018	100,073	*	$16.08	—	Not applicable.
November 1-30, 2018	—		$—	—	Not applicable.

Total	189,241	*	$17.03	—	—

*	Specified shares were purchased in the open market pursuant to the terms of the Registrant’s Automatic Dividend Reinvestment Plan, adopted September 27, 2004, and last amended March 12, 2009.

Item 10.    Submission of Matters to a Vote of Security Holders.

None.

Item 11.    Controls and Procedures.

(a) The Registrant’s principal executive officer and principal financial officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)), as of a date within 90 days of the filing of this report and have concluded that the Registrant’s disclosure controls and procedures are effective, as of such date, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and
Rule 13a-15(b) or 15d-15(b) under the Exchange Act.

(b) There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.    Exhibits.

(a)(1) Code of Ethics attached hereto as EX-99.CODE ETH.

(a)(2) Separate certifications of Principal Executive and Principal Financial Officers of the Registrant pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 attached hereto as EX-99.CERT.

(b) Certification of Principal Executive and Principal Financial Officers of the Registrant pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as EX-99.906 CERT.

(99) Proxy Voting Policies of the Registrant attached hereto as EX-99.VOTEREG.

(99) Proxy Voting Policies of the Adviser attached hereto as EX-99.VOTEADV.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

	By:	/S/ KEVIN S. MCCARTHY
Kevin S. McCarthy
Chairman of the Board of Directors and Chief Executive Officer
Date: January 25, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

	By:	/S/ KEVIN S. MCCARTHY
Kevin S. McCarthy
Chairman of the Board of Directors and Chief Executive Officer
Date: January 25, 2019

	By:	/S/ TERRY A. HART
Terry A. Hart
Chief Financial Officer, Treasurer and Assistant Secretary
Date: January 25, 2019

Exhibit Index

(a)(1) Code of Ethics attached hereto as EX-99.CODE ETH.

(a)(2) Separate certifications of Principal Executive and Principal Financial Officers of the Registrant pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 attached hereto as EX-99.CERT.

(b) Certification of Principal Executive and Principal Financial Officers of the Registrant pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as EX-99.906 CERT.

(99) Proxy Voting Policies of the Registrant attached hereto as EX-99.VOTEREG.

(99) Proxy Voting Policies of the Adviser attached hereto as EX-99.VOTEADV.